--------------------------------------------------------------------------------
                                              Ameritas Life Insurance Corp. Logo

PROSPECTUS



FLEXIBLE PREMIUM                               One Ameritas Way/5900 "O" Street
VARIABLE UNIVERSAL LIFE                       P.O. Box 81889/Lincoln, NE  68501

--------------------------------------------------------------------------------

This Prospectus describes a flexible premium variable universal life insurance policy ("Policy") offered by Ameritas Life Insurance Corp. ("ALIC"), a mutual life insurance company. The Policy is designed to provide insurance protection until the Policy Anniversary nearest the Insured's 100th birthday and at the same time provide flexibility to vary the frequency and amount of premium payments and to increase or decrease the level of death benefits payable under the Policy. This flexibility allows a Policyowner to provide for changing insurance needs under a single insurance policy.

The Policy guarantees the Death Benefit as long as the Policy remains in force. The Policyowner may choose death benefit Option A (generally, a level benefit that equals the Specified Amount of the Policy) or Option B (a variable benefit that generally equals the Specified Amount plus the Policy's Accumulation Value). The minimum initial Specified Amount for a policy is $100,000. The Policy provides for an Accumulation Value that can be obtained through Partial Withdrawals, surrender of the Policy, or through policy loans. There is no minimum guaranteed Accumulation Value. ALIC agrees to keep the Policy in force during the first three years and provide a Guaranteed Death Benefit during that time, so long as the cumulative monthly minimum Guaranteed Death Benefit Premium is paid.

The Policyowner has the right to examine the Policy and return it for a refund for a limited time (see page 20). The initial premium payment will be allocated to the Money Market portfolio of the Vanguard Variable Insurance Fund, as of the Issue Date, for 13 days, after deducting premium charges of no greater than 5% (currently, 3.5%) to pay for premium taxes and the expense of deferring the tax deduction of policy acquisition costs. After the 13-day period (see page 22), the Accumulation Value will be allocated to the Subaccounts of ALIC Separate Account LLVL ("Account") or the Fixed Account as selected by the Policyowner. The Accumulation Value, the duration of the death benefit and, if Option B is selected, the amount of the death benefit above the Specified Amount, will vary with the investment experience of the selected Subaccounts or the Fixed Account. The Accumulation Value will also be adjusted for other factors, including the amount of charges imposed and the premium payments made. The Policy will continue in force so long as the Net Cash Surrender Value is sufficient to pay certain monthly charges imposed in connection with the Policy.

The assets of each Subaccount are invested in shares of a corresponding portfolio of the Vanguard Variable Insurance Fund or the Neuberger & Berman Advisers Management Trust (collectively the "Funds"). The Vanguard Variable Insurance Fund is a mutual fund with nine portfolios: Money Market, High-Grade Bond, High Yield Bond, Balanced, Equity Income, Equity Index, Growth, Small Company Growth and International. The Neuberger & Berman Advisers Management Trust is a mutual fund with seven portfolios of which: Limited Maturity Bond, Balanced, Partners and Growth are offered. The accompanying prospectuses for the various funds describe the investment objectives and policies and the risks of each of the portfolios of the Funds. The investment gains or losses of the monies placed in the various portfolio Subaccounts will be experienced by the Policyowner.

Replacing existing insurance with a Policy or purchasing a Policy as a means to obtain additional insurance protection if the purchaser already owns another flexible premium variable life insurance policy may not be advantageous.

This Prospectus Must Be Accompanied or Preceded By Current Prospectuses For The Vanguard Variable Insurance Fund, and the Neuberger & Berman Advisers Management Trust.

These securities are not deposits with, or obligations of, or guaranteed or endorsed by, any financial institution; and the securities are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
These securities involve investment risk, including the possible loss of principal.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, OR BY ANY STATE SECURITIES REGULATORY AUTHORITY, NOR HAS THE COMMISSION, OR ANY STATE SECURITIES REGULATORY AUTHORITY, PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Please Read This Prospectus Carefully And Retain It For Future Reference.

The Date of This Prospectus is January 28, 1997.

--------------------------------------------------------------------------------
                                                                     LLVL     1

--------------------------------------------------------------------------------


TABLE OF CONTENTS

Definitions.................................................................  3
Summary.....................................................................  5
Ameritas Life Insurance Corp. and the Account ..............................  9
         Ameritas Life Insurance Corp.......................................  9
         Ameritas Life Insurance Corp. Separate Account LLVL................  9
         The Funds..........................................................  9
         Investment Objectives and Policies Of The Funds' Portfolios........ 10
         Fund Management Fees .............................................. 12
         Addition, Deletion or Substitution of Investments.................. 13
         Fixed Account...................................................... 13
Policy Benefits............................................................. 14
         Purposes of the Policy............................................. 14
         Death Benefit Proceeds............................................. 14
         Death Benefit Options.............................................. 14
         Methods of Affecting Insurance Protection.......................... 16
         Duration of Policy................................................. 16
         Accumulation Value................................................. 16
         Benefits at Maturity............................................... 17
         Payment of Policy Benefits......................................... 17
Policy Rights............................................................... 18
         Loan Benefits...................................................... 18
         Surrenders......................................................... 19
         Partial Withdrawals................................................ 19
         Transfers.......................................................... 19
         Systematic Programs................................................ 20
         Refund Privilege................................................... 20
         Exchange Privilege................................................. 20
Payment and Allocation of Premiums.......................................... 21
         Issuance of a Policy............................................... 21
         Premiums........................................................... 21
         Allocation of Premiums and Accumulation Value...................... 22
         Policy Lapse and Reinstatement..................................... 22
Charges and Deductions...................................................... 23
         Deductions From Premium Payment.................................... 23
         Charges Deducted from Accumulation Value........................... 23
         Surrender Charge................................................... 24
         Transfer Charge.................................................... 24
         Partial Withdrawal Charge.......................................... 24
         Daily Charges Against the Account.................................. 25
General Provisions.......................................................... 25
Additional Insurance Benefits (Riders)...................................... 26
Distribution of the Policies................................................ 27
Federal Tax Matters......................................................... 28
Safekeeping of the Account's Assets......................................... 29
Third Party Services........................................................ 29
Voting Rights............................................................... 30
State Regulation of ALIC.................................................... 30
Executive Officers and Directors of ALIC.................................... 30
Legal Matters............................................................... 33
Legal Proceedings........................................................... 33
Experts..................................................................... 33
Additional Information...................................................... 34
Financial Statements........................................................ 34
Ameritas Life Insurance Corp. Separate Account LLVL......................... 35
Ameritas Life Insurance Corp................................................ 40
Appendices.................................................................. 56

The Policy, certain funds, and/or certain riders are not available in all States.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

--------------------------------------------------------------------------------
2     LLVL

--------------------------------------------------------------------------------

DEFINITIONS


ACCOUNT - Ameritas Life Insurance Corp. Separate Account LLVL, a separate investment account established by ALIC to receive and invest the net premiums paid under the Policy and allocated by the Policyowner to the Account.

ACCUMULATION VALUE - The total amount that a Policy provides for investment at any time. It is equal to the total of the Accumulation Value held in the Account, the Fixed Account, and any Accumulation Value held in the general account which secures policy loans.

ALIC - Ameritas Life Insurance Corp., a mutual life insurance company.

ATTAINED AGE - The Issue Age of the Insured plus the number of complete Policy Years that the policy has been in force.

BENEFICIARY - The person or persons designated in the application, unless later changed, to receive the Death Benefit (see page 25) for "Beneficiary" and "Change of Beneficiary").

DECLARED RATES - The interest rate declared by ALIC to be earned on amounts in the Fixed Account, which ALIC guarantees to be no less than 3.5%.

DEATH BENEFITS - The amount of insurance coverage provided under the Policy.

DEATH BENEFIT PROCEEDS - The proceeds payable to the beneficiary upon receipt by ALIC of Satisfactory Proof of Death of the Insured while the Policy is in force. It is equal to: (l) the Death Benefit; plus (2) additional life insurance proceeds provided by any riders; minus (3) any outstanding policy debt; minus
(4) any overdue monthly deduction, including the deduction for the month of death.

FIXED ACCOUNT - An account that is a part of ALIC's General Account to which all or a portion of net premiums and transfers may be allocated for accumulation at fixed rates of interest.

GENERAL ACCOUNT - The General Account of ALIC includes all of ALIC assets except those assets segregated into separate accounts.

GUARANTEED DEATH BENEFIT PREMIUM - A specified optional premium amount for the first three policy years which, if paid in advance on a monthly or yearly cumulative basis, after adjustment for policy loans or Partial Withdrawals, will keep the Policy in force during the first three policy years, so long as other policy provisions are met, even if the Net Cash Surrender Value is insufficient to cover monthly deductions. This benefit is provided without an additional policy charge.

INSURED - The person whose life is insured under the Policy.

ISSUE AGE - The age of the Insured at the Insured's birthday nearest the Policy Date.

ISSUE DATE - The date that all financial, contractual and administrative requirements have been met and processed for the Policy.

MATURITY DATE - The date ALIC pays any net cash surrender value, if the Insured is still living.

MONTHLY ACTIVITY DATE - The same date in each succeeding month as the Policy Date except should such monthly activity date fall on a date other than a valuation date, the monthly activity date will be the next valuation date.

NET AMOUNT AT RISK - The amount by which the death benefit that would be payable on a Monthly Activity Date exceeds the Accumulation Value on that date.

NET CASH SURRENDER VALUE - The Accumulation Value on the date of surrender less any outstanding policy debt.

NET PREMIUM - Premium paid less the premium charges (See Premiums, page 21; Charges and Deductions, page 23).

OUTSTANDING POLICY DEBT - The sum of all unpaid policy loans and accrued interest on policy loans.

--------------------------------------------------------------------------------
                                                                     LLVL     3

--------------------------------------------------------------------------------

PARTIAL WITHDRAWAL - A Policyowner's means of accessing a portion of the Accumulation Value without terminating coverage under the Policy. A Partial Withdrawal has limitations, is irrevocable, and has several policy cost and coverage implications (See pages 19 and 24).

PLANNED PERIODIC PREMIUMS - A selected schedule of equal premiums payable at fixed intervals. The Policyowner is not required to follow this schedule, nor does following this schedule ensure that the Policy will remain in force unless the payments meet the requirements of the Guaranteed Death Benefit Premium.

POLICY - The Flexible Premium Variable Universal Life Insurance Policy offered by ALIC and described in this Prospectus.

POLICYOWNER - The owner of the Policy, as designated in the application or as subsequently changed. If a Policy has been absolutely assigned, the assignee is the Policyowner. A collateral assignee is not the Policyowner.

POLICY ANNIVERSARY DATE - The same day as the Policy Date for each year the Policy remains in force.

POLICY DATE - As set forth in the Policy, the effective date for all coverage provided in the application. The Policy Date is used to determine policy anniversary dates, policy years and monthly activity dates. Policy anniversaries are measured from the Policy Date. The Policy Date and the Issue Date will be the same unless: 1) an earlier Policy Date is specifically requested, or 2) the Issue Date is later because additional premiums or application amendments are required at time of delivery. (See Issuance of a Policy, page 21).

POLICY YEAR - The period from one Policy Anniversary Date until the next Policy Anniversary Date.

SATISFACTORY PROOF OF DEATH - Means all of the following must be submitted: (1) A certified copy of the death certificate; (2) A Claimant Statement; (3) The Policy; and (4) Any other information that ALIC may reasonably require to establish the validity of the claim.

SPECIFIED AMOUNT - The minimum death benefit under the Policy, as selected by the Policyowner, which must be $100,000 or more at the Issue Date.

SUBACCOUNT - A subdivision of the Account. Each Subaccount invests exclusively in the shares of a specified portfolio of the Funds.

SURRENDER - Occurs when the policy is terminated before the maturity date during the Insured's life for its net cash surrender value. Coverage under the policy will terminate as of the date of a surrender.

VALUATION DATE - Any day on which the New York Stock Exchange is open for trading.

VALUATION PERIOD - The period between two successive Valuation Dates, commencing at the close of the New York Stock Exchange ("NYSE") on one Valuation Date and ending at the close of the NYSE on the next succeeding Valuation Date.

--------------------------------------------------------------------------------
4     LLVL

--------------------------------------------------------------------------------
SUMMARY

The following summary of Prospectus information and diagram of the Policy should be read in conjunction with the detailed information appearing elsewhere in this Prospectus. Unless otherwise indicated, the description of the Policy contained in this Prospectus assumes that the Policy is in force, current charges were used, and there is no outstanding indebtedness.


                               DIAGRAM OF POLICY


                                PREMIUM PAYMENTS

                       You can vary amount and frequency.


                            DEDUCTIONS FROM PREMIUMS

                 Premium taxes and the expense of deferring the
                tax deduction of policy acquisition costs - 3.5%
                   This charge is guaranteed not to exceed 5%
       There is no premium load to cover sales and distribution expenses.

                                  NET PREMIUM

You direct the net premium to be invested in the Fixed Account or to the Separate Account which offers thirteen different Subaccounts. The thirteen Subaccounts invest in the corresponding portfolios (Funds) of the Vanguard Variable Insurance Fund or the Neuberger & Berman Advisers Management Trust.

                             DEDUCTIONS FROM ASSETS

Monthly charge for cost of insurance and cost of any riders.

Monthly charge for administrative expenses ($9.00 per month the first policy year and the 12-month period following an increase in specified amount, $4.50 per month currently thereafter). This charge is guaranteed not to exceed $9.00 per month.

Daily charge, at an annual rate of 0.75%, from the Subaccounts for mortality and expense risks. This charge is guaranteed not to exceed .90%. This charge is not deducted from Fixed Account assets.

     LIVING BENEFITS              RETIREMENT BENEFITS         DEATH BENEFITS

 Partial  Withdrawals  may    Loans  may  be  taken at a    Income tax free to
be made (subject to certain net zero interest rate after   beneficiary.
restrictions).   The death  ten years or when the policy-   Available as  lump
benefit will be reduced by  holder reaches 55 (whichever   sum  or  under  the
the amount of the Partial   occurs later).                 five payment methods
Withdrawal.                   Should  the  policy  lapse   available as retire-
 Up to fifteen free trans-  while loans  are outstanding   ment benefits.
fers may be made each year  the portion of the loan att-
between   the   investment  ributable  to  earnings will
portfolios.                 become taxable distributions.
 Accelerated payment of up  (See page 18).
to   50%  of  the   lowest    Payments can be taken under
scheduled death benefit is  one or more of five different
available   under  certain  payment options.
conditions  for   Insureds
suffering   from  terminal
illness.
 The policy may be surren-
dered at any time  for its
Net Cash  Surrender Value.
The   policy  has  no sur-
render   charge.  However,
there  is a   charge   for
Partial Withdrawals.

--------------------------------------------------------------------------------
                                                                     LLVL     5

--------------------------------------------------------------------------------
THE ISSUER

The Policy is issued by Ameritas Life Insurance Corp. ("ALIC"), a Nebraska mutual life insurance company. A separate account of ALIC, Separate Account LLVL ("Account"), has been established to hold the assets supporting the Policy. The Account has thirteen Subaccounts which correspond to, and are invested in, the portfolios of the Funds discussed herein. (See Ameritas Life Insurance Corp. and the Account, page 9, and The Funds, page 9). The financial statements for ALIC can be found beginning on page 39.

THE POLICY

This flexible premium variable universal life insurance policy ("Policy") allows the Policyowner, within limitations, to choose: (a) the amount and frequency of premium payments; (b) the manner in which the Policyowners Accumulation Values are invested; and (c) a choice of two death benefit options unless the Extended Maturity Rider is in effect.

As long as the Policy remains in force, it will provide for: (1) life insurance coverage on the Insured up to age 100; (2) an Accumulation Value; (3) surrender rights (including Partial Withdrawals and Surrender); (4) policy loan privileges; and (5) a variety of optional benefits and riders that may be added to the Policy for an additional charge or without charge if certain minimum premiums are paid.

PREMIUMS

This Policy differs in two important respects from a conventional life insurance policy. First, the failure to pay a Planned Periodic Premium will not in itself cause the Policy to lapse.

Second, a Policy can lapse even if Planned Periodic Premiums have been paid unless the Guaranteed Death Benefit Premium requirements have been met. (See Payment and Allocation of Premiums, page 21).

AMOUNTS. A minimum initial premium of at least 25% of the total first year monthly deductions including charges for riders, and any substandard risk adjustments must be paid in order to put the Policy in force. The minimum initial premium is less than the Guaranteed Death Benefit Premium. After the minimum initial premium is paid, unscheduled premiums may be paid in any amount and at any frequency, subject only to the maximum and minimum limitations set by ALIC and the maximum limitations set by Federal Income Tax Law. A Policyowner may also choose a Planned Periodic Premium which may include the minimum cumulative premiums necessary to keep in force the Guaranteed Death Benefit Provision.

A Policy will lapse when the Net Cash Surrender Value is insufficient to pay the monthly deduction unless the Guaranteed Death Benefit Provision is in effect. A period of 61 days from the date written notice of lapse is mailed to the Policyowner's last known address will be allowed for the Policyowner to make sufficient payment to keep the Policy in force for the Policyowner (grace period).

ALLOCATION OF NET PREMIUMS

The Policyowner may select the manner in which the new premiums are allocated between the Fixed Account (See Fixed Account, page 13) and to one or more of the Subaccounts.

Net premiums, which equal the premiums paid less the premium charges, are first allocated for 13 days, as of the Issue Date, to the Subaccount for the Money Market Portfolio of the Vanguard Variable Insurance Fund. After the 13-day period the Accumulation Value will be allocated as selected by the Policyowner. The Policyowner may change the allocation instructions for premiums and may also make a special designation for unscheduled premiums. Subject to certain charges and restrictions, a Policyowner may also transfer amounts among the Subaccounts and the Fixed Account. (See Allocation of Premiums and Accumulation Value, page
22).

The various  Subaccounts  available  invest in a corresponding  portfolio of the
Funds. The Vanguard Variable Insurance Fund is a mutual fund with nine portfolios: Money Market, High-Grade Bond, High Yield Bond, Balanced, Equity Income, Equity Index, Growth, Small Company Growth and International. The Neuberger & Berman Advisers Management Trust is a mutual fund with seven portfolios of which: Limited Maturity, Balanced, Partners and Growth are offered. A summary of the investment objectives for these portfolios is set forth at page 10 of this Prospectus, and detailed objectives of these portfolios are described in the accompanying prospectuses for the Funds. There is no assurance that these objectives will be met. The Policyowner bears the entire investment risk for amounts allocated to the Subaccounts.

--------------------------------------------------------------------------------
6    LLVL

--------------------------------------------------------------------------------
POLICY BENEFITS

DEATH BENEFIT PROCEEDS AND DEATH BENEFIT OPTIONS. While the Policy remains in force, ALIC will pay the Death Benefit Proceeds to the Beneficiary upon receipt of Satisfactory Proof of Death of the Insured. These proceeds may be paid in a lump sum or in accordance with an optional payment plan.

The Policy provides for two death benefit options unless the Extended Maturity Rider is in effect. Under either option, so long as the Policy remains in force, the death benefit will not be less than the current Specified Amount of the Policy adjusted for any policy indebtedness and any overdue monthly deductions. The death benefit may, however, exceed the Specified Amount, depending upon the investment experience of the Policy. Death Benefit Option A provides for a level benefit equal to the current Specified Amount of the Policy, unless the Accumulation Value of the Policy on the date of the Insured's death multiplied by the applicable percentage set forth in the Policy is greater, in which case the death benefit is equal to that larger amount. Death Benefit Option B provides for a variable benefit equal to the current Specified Amount of the Policy plus the Policy's Accumulation Value on the date of the Insured's death, or if greater, the Accumulation Value of the Policy on the date of the Insured's death multiplied by the applicable percentage set forth in the Policy. (See Death Benefit Options, page 14).

If the Extended Maturity Rider is in effect, the Death Benefit will be the Accumulation Value.

Optional insurance benefits offered under the Policy include: Guaranteed Death Benefit provision; Children's Protection Rider; Cost Recovery Rider; Guaranteed Insurability Rider; Payor Waiver of Monthly Deductions on Disability; Accelerated Benefit Rider for Terminal Illness, Waiver of Monthly Deductions on Disability. These riders are not available in every state. The cost, if any, of these additional insurance benefits will be deducted from the Policy's Accumulation Value as a part of the monthly deduction. The Guaranteed Death Benefit provision is provided without cost but requires the described premium payments.

BENEFITS AT MATURITY. On the Maturity Date of the Policy, if the Insured is still living, the Policyowner will be paid the Net Cash Surrender Value of the Policy.

ACCUMULATION VALUE BENEFITS. The Policy's Accumulation Value in the Account will reflect the amount and frequency of premium payments, the investment experience of the chosen Subaccounts and the Fixed Account, policy loans, any Partial Withdrawals, and any charges imposed in connection with the Policy. The entire investment risk of the Account is borne by the Policyowner. ALIC does not guarantee a minimum Accumulation Value in the Account. (See Accumulation Value, page 16). It does guarantee the Fixed Account.

The Policyowner may surrender the Policy at any time and receive its Net Cash Surrender Value. Subject to certain limitations, the Policyowner may also make a Partial Withdrawal from the Policy and obtain a portion of the Accumulation Value at any time prior to the maturity date. Partial Withdrawals will reduce both the Accumulation Value and the Death Benefit payable under the Policy. (See Partial Withdrawals, page 19). A charge will be deducted from the amount paid upon Partial Withdrawal. (See Partial Withdrawal Charge, page 24).

POLICY LOANS. Policy loans, secured by the Accumulation Value of the Policy, are available. After the first policy anniversary, the Policyowner may obtain a loan at "regular" loan interest rates, which shall not exceed 6% annually.

After the later of age 55 or the tenth policy anniversary, the Policyowner can borrow against a limited amount of the Accumulation Value of the Policy at a "reduced" interest rate, which reduced rate is currently 3.5% and shall not exceed 4% annually ("reduced rate loan"). While the loan is outstanding, the Policyowner earns 3.5% interest on the Accumulation Values securing the loans. (For details concerning policy loan provisions, see page 18).

Policy loans may have tax consequences and will affect earnings and Policy Accumulation Values. Should the policy lapse while loans are outstanding the portion of the loans attributable to earnings will become taxable distributions. Should the Policy become a modified endowment contract, loans (including loans to pay loan interest) will be taxable to the extent of any gain under the Policy. Further, a 10% penalty tax also applies to the taxable portion of any distribution prior to the Insured's age 59 1/2. (See Federal Tax Matters, page
28).

CHARGES

SALES CHARGE. There is no premium load to cover sales and distribution expenses.
--------------------------------------------------------------------------------
                                                                     LLVL     7

--------------------------------------------------------------------------------

PREMIUM CHARGES. Generally, a charge of no greater than 5% (currently 3.5%) of each premium will be deducted to compensate ALIC for premium tax charges (currently 2.5%) and the expenses of deferring the tax deduction of policy acquisition costs (currently 1.0%) before placing any amount in a Subaccount or the Fixed Account. ALIC does not expect to derive a profit from the premium charges. (See Deductions From Premium Payment, page 23).

MONTHLY CHARGES AGAINST THE ACCUMULATION VALUE.

a) A monthly maintenance charge of up to $9.00 [currently ALIC is charging $9.00 per month ($108.00 per year) during the first Policy Year and during the 12-month period after an increase in specified amount, and $4.50 per month ($54.00 per year) thereafter] to compensate ALIC for the continuing administrative costs of the Policy; plus

b) A monthly charge for the cost of insurance including the cost for any riders. (See Charges Deducted from Accumulation Value, page 23).

SURRENDER CHARGE. This policy has no surrender charge. However, there is a charge for Partial Withdrawals. (See below).

TRANSFER CHARGE. Fifteen transfers of Accumulation Value per policy year will be permitted free of charge. A $10 administrative charge may be assessed for each additional transfer. The transfer charge will be deducted from the amount transferred. (See Transfer Charge, page 24).

PARTIAL WITHDRAWAL CHARGE. A maximum charge, not to exceed the lesser of $50 or 2% of the amount withdrawn may be deducted for each Partial Withdrawal. (Currently, the charge is the lesser of $25 or 2%.) The charge will be deducted from the amount paid as a result of the Partial Withdrawal and will compensate ALIC for the administrative costs of Partial Withdrawals. A Partial Withdrawal charge is not assessed when a Policy is surrendered. (See Partial Withdrawal Charge, page 24).

DAILY CHARGES AGAINST THE ACCOUNT. A daily charge at an annual rate not to exceed .90% (currently .75%) of the average daily net assets of each Subaccount, but not the Fixed Account. This charge compensates ALIC for mortality and expense risks assumed in connection with the Policy. (See Daily Charges Against the Account, page 25).

No additional charges are currently made against the Account for federal, state or local taxes. If there is a material change from the expected treatment of ALIC under federal, state or local tax laws, ALIC may determine to make deductions from the Account to pay those taxes. (See Taxes, page 25).

In addition, because the Account purchases shares of the Funds, the value of the units in each Subaccount will reflect the net asset value of shares of the various Funds held therein, and therefore, the investment advisory fee and other expenses incurred by the Funds. (See The Funds, page 9).


TAX TREATMENT OF THE POLICY

Like death benefits payable under conventional life insurance policies, life insurance proceeds payable under the Policy are excludable from the taxable income of the Beneficiary. Should the Policy be deemed a modified endowment contract (see Federal Tax Matters-Tax Status of the Policy, page 28), Partial Withdrawals or Surrenders, assignments, policy pledges, and loans under the Policy will be taxable to the Policyowner to the extent of any gain under the Policy. Generally, a 10% penalty tax also applies to the taxable portion of any distribution prior to the Insured reaching age 59 1/2. (For further detail regarding taxation, see Federal Tax Matters, page 28).

REFUND PRIVILEGE

The Policyowner is granted a period of time (a "free look period") to examine a Policy and return it for a refund. The Policyowner may cancel the Policy within 45 days after Part I of the application is signed, within 10 days after the Policyowner receives the Policy, or 10 days after ALIC delivers a notice concerning cancellation, whichever is later. The amount of the refund is the greater of the premium paid or the premium paid adjusted by investment gains and losses. (See Refund Privilege, page 20).

EXCHANGE PRIVILEGE

During the first 24 months after the policy date of the Policy, subject to certain restrictions, the Policyowner may exchange the Policy for a flexible premium adjustable life insurance policy issued and made available for exchange by ALIC. The
--------------------------------------------------------------------------------
8     LLVL

--------------------------------------------------------------------------------

policy provisions and applicable charges for the new Policy will be based on the same Policy Date and Issue Age as under the Policy. (See Exchange Privilege, page 20).


ALIC AND THE ACCOUNT

AMERITAS LIFE INSURANCE CORP.

Ameritas Life Insurance Corp. ("ALIC") is a mutual life insurance company domiciled in Nebraska since 1887. ALIC is currently licensed to sell life insurance in 49 states, and the District of Columbia. The Home Office of ALIC is at One Ameritas Way, 5900 "O" Street, Lincoln, Nebraska 68501.

ALIC and subsidiaries had total assets at December 31, 1995 of over $2.4 billion. ALIC enjoys a long standing A+ (Superior) rating from A.M. Best, an independent firm that analyzes insurance carriers. ALIC also has been rated A ("Excellent") by Weiss Research, Inc., and has an AA ("Excellent") rating from Standard & Poor's for claims-paying ability.

Ameritas Investment Corp., the principal underwriter of the policies, may publish in advertisements and reports to Policyowners, the ratings and other information assigned to ALIC by one or more independent rating services and charts and other information concerning dollar cost averaging, portfolio rebalancing, earnings sweep, tax-deference, diversification, asset allocation, and other investment methods. ALIC may also publish information about Veritas, ALIC's wholly-owned, direct-to-consumer subsidiary. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of ALIC. The ratings do not relate to the performance of the separate account.

AMERITAS LIFE INSURANCE CORP.
SEPARATE ACCOUNT LLVL

Ameritas Life Insurance Corp. Separate Account LLVL ("the Account") was established under Nebraska law on August 24, 1994. The assets of the Account are held by ALIC and are segregated from all of ALIC's other assets. These assets are not chargeable with liabilities arising out of any other business which ALIC may conduct, including any income, gains, or losses of ALIC. Although the assets maintained in the Account will not be charged with any liabilities arising out of ALIC's other business, all obligations arising under the Policies are liabilities of ALIC who will maintain assets in the Account of a total market value at least equal to the reserve and other contract liabilities of the Account. Nevertheless, to the extent assets in the Account exceed ALIC's liabilities in the Account, the assets are available to cover the liabilities of ALIC's General Account. ALIC may, from time to time, withdraw assets available to cover the General Account obligations. The Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. This does not involve any SEC supervision of the management or investment policies or practices of the Account. For state law purposes, the Account is treated as a Division of ALIC.


THE FUNDS

There are currently thirteen Subaccounts within the Account available to Policyowners for new allocations. Each Subaccount of the Account will invest only in the shares of a corresponding portfolio of the Vanguard Variable Insurance Fund or the Neuberger & Berman Advisers Management Trust (collectively the "Funds"). Each fund is registered with the SEC under the 1940 Act as an open-end diversified management investment company.

The assets of each portfolio of the Funds are held separate from the assets of the other portfolios. Thus, each portfolio operates as a separate investment portfolio, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio.

The investment objectives and policies of each portfolio are summarized below. There is no assurance that any of the portfolios will achieve their stated objectives. More detailed information, including a description of investment objectives, policies, restrictions, expenses and risks, is in the prospectuses for each of the Funds, which must accompany or precede this Prospectus. These Prospectuses should be read carefully together with this Prospectus and retained.

All underlying fund information, including Fund prospectuses, has been provided to ALIC by the underlying Funds. ALIC has not independently verified this information.

--------------------------------------------------------------------------------
                                                                    LLVL     9

--------------------------------------------------------------------------------
Each Policyowner should periodically consider the allocation among the Subaccounts in light of current market conditions and the investment risks attendant to investing in the Funds' various portfolios.

The Account will purchase and redeem shares from the Funds at net asset value. Shares will be redeemed to the extent necessary for ALIC to collect charges, pay the surrender values, Partial Withdrawals, and make policy loans or to transfer assets from one Subaccount to another, or to the Fixed Account, as requested by Policyowners. Any dividend or capital gain distribution received from a portfolio of the Funds will be invested immediately at net asset value in shares of that portfolio and retained as assets of the corresponding Subaccount.

Since the Vanguard Variable Insurance Fund and the Neuberger & Berman Advisers Management Trust are each designed to provide investment vehicles for variable annuity or variable life insurance contracts of various insurance companies and will be sold to separate accounts of other insurance companies as investment vehicles for various types of variable life insurance policies or variable annuity contracts, there is a possibility that a material conflict may arise between the interests of the Account and one or more of the separate accounts of another participating insurance company. In the event of a material conflict, the affected insurance companies agree to take any necessary steps, including removing its separate accounts from the Funds, to resolve the matter. The risks of such mixed and shared funding are described further in the prospectuses of the Funds.

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS' PORTFOLIOS

VANGUARD VARIABLE
INSURANCE FUND

PORTFOLIO         INVESTMENT POLICY                  OBJECTIVES
--------------    ------------------------------     ---------------------------
Money Market      Invests in high-quality money      Seeks  to  provide current
                  market obligations issued  by      income consistent with the
                  financial institutions,  non-      preservation  of   capital
                  financial  corporations,  and      and liquidity.  Also seeks
                  the   U.S.  Government,   its      to  maintain  a stable net
                  agencies  and   instrumental-      asset  value  of $1.00 per
                  ities.  This policy  includes      share.
                  possible investment in  seven
                  specific  classifications  of
                  securities.   This  portfolio
                  will only invest in securities
                  that  mature in 13  months or
                  less,  and will  maintain  an
                  average  weighted maturity of
                  90 days or less.

High-Grade Bond   Will invest in a statistically     Seeks  to  duplicate  the
                  selected   sample   of   fixed     total return of publicly-
                  income   and   mortgage-backed     traded  investment  grade
                  securities   included  in  the     fixed  income  securities
                  Lehman Brothers Aggregate Bond     in  the  aggregate by at-
                  Index (the "Lehman Bond Index").   tempting to duplicate the
                  The portfolio  will invest 80%     investment performance of
                  or   more  of  its   assets in     a broad  investment grade
                  securities   included  in  the     bond index.
                  Lehman  Bond  Index, including
                  not  less   than   65%  of its
                  assets  in  U.S. Government or
                  corporate bonds.

High Yield Bond   Invests   in   a   diversified     Seeks  to  provide  a high
                  portfolio  of    high-yielding     level of current income by
                  corporate debt securities (so-     investing      in   below-
                  called  "junk bonds").   Under     investment   grade  fixed-
                  normal circumstances, at least     income securities(commonly
                  80% of the portfolio's  assets     referred   to   as   "junk
                  will be invested in high yield     bonds").
                  corporate  debt    obligations
                  rated at least B by Moody's or
                  Standard  &  Poor's  or,    if
                  unrated, of comparable quality
                  as    determined    by     the
                  Portfolio's adviser.  Not more
                  than  20%  of  the portfolio's
                  assets may be invested in debt
                  securities   rated less than B
                  or unrated,    and convertible
                  securities    and    preferred
                  stocks. Securities rated  less
                  than Baa  by  Moody's  or  BBB
                  by   Standard  &  Poor's   are
                  classified  as  non-investment
                  grade   securities.       Such
                  securities carry a high degree
                  of  risk   and  are considered
                  speculative   by   the   major
                  credit rating agencies.
--------------------------------------------------------------------------------
10  LLVL

--------------------------------------------------------------------------------
Balanced          It  is  expected  that  common     Seeks  to provide capital
                  stocks will  represent  60% to     growth  and  a reasonable
                  70% of  the  portfolio's total     level of current income.
                  assets.  The  remaining 30% to
                  40% of the  portfolio's assets
                  will  be  invested   in  high-
                  quality  fixed  income securi-
                  ties. The portfolio may invest
                  up  to  10%  of  its assets in
                  foreign securities.

Equity Income     Under normal circumstances, at     Seeks  to  provide a high
                  least 80% of portfolio  assets     level of current income.
                  will  be  invested  in income-
                  producing  equity  securities,
                  including divided-paying  com-
                  mon stocks.  The portfolio may
                  invest up to 20% of its assets
                  in  certain  cash  investments
                  and   investment  grade  fixed
                  income securities.

Equity Index      Expects  to invest in  all 500     Seeks to parallel the in-
                  stocks in the Standard & Poor's    vestment results  of  the
                  500   Composite   Stock  Index     Standard  &  Poor's   500
                  ("S&P 500 Index") in  approxi-     Composite   Stock   Price
                  mately the same proportions as     Index (the "S&P 500").
                  they  are  represented  in the
                  Index.

Growth Portfolio  Invests  primarily  in  equity     Seeks  to  provide  long-
                  securities  of  seasoned  U.S.     term capital appreciation.
                  companies  with  above-average
                  prospects  for  growth.

Small Company     Invests primarily in the equity    Seeks to provide long-term
Growth            securities  of  small companies    capital appreciation.
                  which  are  deemed  to    offer
                  favorable prospects  for growth
                  in    market   value.     These
                  securities are primarily common
                  stocks  but  may  also  include
                  securities   convertible   into
                  common stocks.   The  portfolio
                  may also purchase stock futures
                  contracts  and   options  to  a
                  limited extent, and  may invest
                  in  certain   short-term  fixed
                  income securities.   Securities
                  purchased by the  Portfolio may
                  be issued by small or unseasoned
                  companies with speculative risk
                  characteristics.       Dividend
                  income paid by such securities,
                  if  any,   will   ordinarily be
                  negligible.

International     Invests  primarily in appreci-     Seeks  to  provide  long-
                  ation-oriented  equity securi-     term capital appreciation.
                  ties  of   seasoned  companies
                  located  outside  the   United
                  States.  The  portfolio  seeks
                  to diversify  its assets among
                  as  many  as  thirty   foreign
                  stock markets.  May also enter
                  into  forward foreign currency
                  exchange  contracts to protect
                  against  fluctuations  in  ex-
                  change rates.


NEUBERGER &
BERMAN ADVISERS
MANAGEMENT
TRUST


PORTFOLIO         INVESTMENT POLICY                  OBJECTIVES
-------------     ------------------------------     ---------------------------
Limited           Invests   in   a   diversified     Seeks to provide the high-
Maturity Bond     portfolio  of fixed  and vari-     est  current   income con-
                  able rate debt securities  and     sistent  with  low risk to
                  seeks to  increase income  and     principal  and  liquidity;
                  preserve  or   enhance   total     and  secondarily,    total
                  return  by  actively  managing     return.
                  average portfolio duration  in
                  light  of   market  conditions
                  and  trends.  May invest up to
                  10% of its assets, measured at
                  the  time  of   investment, in
                  debt securities  rated   below
                  investment grade,   or    com-
                  parable   unrated  securities.
                  The  dollar-weighted   average
                  portfolio  duration  may range
                  up to four years.

--------------------------------------------------------------------------------

                                                                     LLVL     11

--------------------------------------------------------------------------------
Balanced          The investment  adviser  anti-     Seeks to provide long-term
                  cipates that  investments will     capital growth and reason-
                  normally  be  managed  so that     able current  income with-
                  approximately   60%  of    the     out    undue    risk    to
                  portfolio's  total assets will     principal.
                  be invested  in common  stocks
                  and the remaining  assets will
                  be invested in debt securities.
                  May  invest  up  to 10% of the
                  debt securities portion of its
                  investments,  measured  at the
                  time  of  investment,  in debt
                  securities  below   investment
                  grade or in comparable unrated
                  securities. Depending upon the
                  investment adviser's  views on
                  current  market   trends,  the
                  common stock  portion  of  the
                  portfolio's   investments  may
                  be adjusted  downward  as  low
                  as 50% or upward to as high as
                  70%. At  least  25%  of assets
                  will  be   invested  in  fixed
                  income securities.

Partners          Invests  primarily  in  common     Seeks to provide  capital
                  stocks     of      established     growth.
                  companies   using the   value-
                  oriented investment  approach.
                  Its  investment  program seeks
                  securities   believed  to   be
                  undervalued  based   on strong
                  fundamentals   such   as   low
                  price-to-earnings ratios, con-
                  sistent cash flow  and support
                  from asset values.

Growth            Invests in securities believed     Seeks capital appreciation
                  to have the maximum  potential     without regard to income.
                  for  long-term  capital appre-
                  ciation.  It does not seek  to
                  invest in securities that  pay
                  dividends or interest, and any
                  such  income   is  incidental.
                  Expects  to  be  almost  fully
                  invested  in  common   stocks,
                  often of companies that may be
                  temporarily  out  of  favor in
                  the market.



FUND MANAGEMENT FEES

Fee information relating to the underlying funds was provided to ALIC by the underlying funds. ALIC has not independently verified the information received from the underlying funds.

Vanguard's Fixed Income Group provides advisory services to the Money Market and High-Grade Bond portfolios. Vanguard's Core Management Group provides advisory services to the Equity Index portfolio. Newell Associates, Lincoln Capital Management, and Granahan Investment Management, Inc. serve as independent investment advisors to the Equity Income, Growth, and Small Company Growth portfolios, respectively. Wellington Management Company serves as investment advisor to the Balanced and High Yield Bond portfolios. The International portfolio employs Schroder Capital Management International, Inc. as the adviser. Vanguard charges a fee to each portfolio for providing corporate management, administrative, distribution and shareholder accounting services.

Neuberger & Berman Advisers Management Trust (the "Trust") is divided into portfolios ("Portfolios"), each of which invests all of its net investable assets in a corresponding series ("Series") of Advisers Managers Trust. Expenses in the following table reflect expenses of the Portfolios and include each Portfolio's pro rata portion of the operating expenses of each Portfolio's corresponding Series. The Portfolios pay Neuberger & Berman Management, Inc. ("NBMI") an administration fee based on the Portfolio's net asset value. Each Portfolio's corresponding Series pays NBMI a management fee based on the Series' average daily net assets. Accordingly, the table that follows combines management fees at the Series level and administration fees at the Portfolio level in a unified fee rate.

NBMI provides investment management services to each Series that include, among other things, making and implementing investment decisions and providing facilities and personnel necessary to operate the Series. NBMI provides administrative services to each Portfolio that include furnishing similar facilities and personnel to the Portfolio. With the Portfolio's consent, NBMI is authorized to subcontract some of its responsibilities under its administration agreement with the Portfolio to third parties.

Each Portfolio bears all expenses of its operations other than those borne by NBMI as administrator of the Portfolio and as distributor of its shares. Each Series bears all expenses of its operations other than those borne by NBMI as investment manager of the Series. These expenses include, but are not limited to, for the Portfolios and the Series, legal and accounting fees and compensation for trustees who are not affiliated with NBMI; for the Portfolios, transfer agent fees and the cost of printing and sending reports and proxy materials to shareholders; and for the Series, custodial fees for securities. Any expenses which are not directly attributable to a specific Series are allocated on the basis of the net assets of the respective Series.

--------------------------------------------------------------------------------
12   LLVL

--------------------------------------------------------------------------------
EXPENSES

                         INVESTMENT ADVISORY
PORTFOLIO                  & MANAGEMENT       OTHER EXPENSE           TOTAL

VANGUARD*

Money Market                    .14%                .05%              .19%
High-Grade Bond                 .19%                .06%              .25%
High Yield Bond**               .26%                .06%              .32%
Balanced                        .28%                .03%              .31%
Equity Income                   .30%                .05%              .35%
Equity Index                    .19%                .03%              .22%
Growth                          .35%                .04%              .39%
Small Company Growth**          .39%                .06%              .45%
International                   .38%                .11%              .49%


NEUBERGER & BERMAN***
                         INVESTMENT MANAGEMENT
PORTFOLIO                & ADMINISTRATION FEES    OTHER EXPENSES

Limited Maturity                .65%                  .10%            .75%
Balanced                        .85%                  .19%           1.04%
Partners                        .85%                  .30%           1.15%
Growth                          .84%                  .10%            .94%

*      9/30/96 fiscal year end.
**     Annualized
*** 12/31/95 fiscal year end. Some expenses have been adjusted to reflect certain increases in operating expenses expected in 1996.

The Advisers Management Trust has agreed to reimburse each Neuberger & Berman Portfolio for its operating expenses and its pro rata share of its corresponding Series' operating expenses, excluding the compensation of Neuberger & Berman Management, taxes, interest, extraordinary expenses, brokerage commissions, and transaction costs that exceed 1% of the portfolio's average daily net asset value. This undertaking is subject to termination on 60 days' prior written notice to the Portfolio. In the absence of reimbursement, the Portfolio's expenses may increase.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

ALIC reserves the right, subject to applicable law, and, if necessary, after notice to and prior approval from the SEC and/or state insurance authorities to make additions to, deletions from, or substitutions for the shares that are held in the Account or that the Account may purchase. The Account may, to the extent permitted by law, purchase other securities for other contracts or permit a conversion between contracts upon request by the Policyowners.

ALIC may, in its sole discretion, also establish additional Subaccounts of the Account, each of which would invest in shares corresponding to a new portfolio of the Funds or in shares of another investment company having a specified
investment  objective.   ALIC  may,  in  its  sole  discretion,   establish  new
Subaccounts or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Policyowners on a basis to be determined by ALIC.

If any of these substitutions or changes are made, ALIC may by appropriate endorsement change the Policy to reflect the substitution or change. If ALIC deems it to be in the best interest of Policyowners, and subject to any approvals that may be required under applicable law, the Account may be operated as a management company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other ALIC separate accounts. To the extent permitted by applicable law, ALIC may also transfer the assets of the Account associated with the Policies to another separate account. In addition, ALIC may, when permitted by law, restrict or eliminate any voting rights of Policyowners or other persons who have voting rights as to the Account.

The Policyowner will be notified of any material change in the investment policy of any portfolio in which the Policyowner has an interest.

FIXED ACCOUNT

Policyowners may elect to allocate all or a portion of their premium payments to the Fixed Account, and they may also transfer monies from the Separate Account to the Fixed Account or from the Fixed Account to the Separate Account. (See Transfers, page 19).

Payments allocated to the Fixed Account and transferred from the Separate Account to the Fixed Account are placed in the General Account of ALIC, which supports insurance and annuity obligations. The General Account includes all of ALIC's assets, except those assets segregated in the separate accounts. ALIC has the sole discretion to invest the assets of the

--------------------------------------------------------------------------------
                                                                      LLVL    13

--------------------------------------------------------------------------------
General Account, subject to applicable law. ALIC bears an investment risk for all amounts allocated or transferred to the Fixed Account and interest credited thereto, less any deduction for charges and expenses, whereas the Policyowner bears the investment risk that the declared rate described below, may fall to a lower rate after the expiration of a declared rate period. Because of exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 (the "1933 Act") nor is the General Account registered as an investment company under the Investment Company Act of 1940 (the "1940" Act"). Accordingly neither the General Account nor any interest therein is generally subject to the provisions of the 1933 or 1940 Act.

We understand that the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Fixed Account portion of the Contract; however, disclosures regarding the Fixed Account portion of the Contract may be subject to generally applicable provisions of the Federal Securities Laws regarding the accuracy and completeness of statements made in prospectuses.

ALIC guarantees that it will credit interest at an effective annual rate of at least 3.5%. ALIC may, at its discretion, declare higher interest rate(s) for amounts allocated or transferred to the General Account ("Declared Rate(s)"). Each month ALIC will establish the declared rate for the monies transferred or allocated to the Fixed Account that month. The Policyowner will earn interest for a 12-month period on the amount transferred or allocated at the rate declared effective the month of transfer or allocation. During subsequent 12-month periods, the Policyowner will earn interest on the monies transferred and the increase thereon at the rate declared for each month for each such 12-month period.

POLICY BENEFITS

PURPOSES OF THE POLICY

The Policy is designed to provide the Policyowner with both lifetime insurance protection to the policy anniversary nearest the Insured's 100th birthday and flexibility in connection with the amount and frequency of premium payments and with the level of life insurance proceeds payable under the Policy.

The Policyowner is not required to pay scheduled premiums to keep a Policy in force, but may, subject to certain limitations, vary the frequency and amount of premium payments. Moreover, the Policy allows a Policyowner to adjust the level of death benefits payable under the Policy without having to purchase a new Policy by increasing (with evidence of insurability) or decreasing the Specified Amount. An increase in the Specified Amount will increase the optional Guaranteed Death Benefit Premium required. Thus, as insurance needs or financial conditions change, the Policyowner has the flexibility to adjust life insurance benefits and vary premium payments.

The Death Benefit may, and the Accumulation Value will, vary with the investment experience of the chosen Subaccounts of the Account. Thus the Policyowner benefits from any appreciation in value of the underlying assets, but bears the investment risk of any depreciation in value. As a result, whether or not a Policy continues in force may depend in part upon the investment experience of the chosen Subaccounts. The failure to pay a planned periodic premium will not necessarily cause the Policy to lapse, but the Policy could lapse even if planned periodic premiums have been paid, depending upon the investment experience of the Account. ALIC agrees to keep the Policy in force during the first three years and provide a Guaranteed Death Benefit during that period so long as the cumulative monthly Guaranteed Death Benefit Premium is paid even though the Guaranteed Death Benefit Premium allowed by contract may not, after the payment of monthly insurance and administrative charges, generate positive Net Cash Surrender Values.


DEATH BENEFIT PROCEEDS

As long as the Policy remains in force, ALIC will, upon satisfactory proof of the Insured's death, pay the Death Benefit Proceeds of a Policy in accordance with the death benefit option in effect at the time of the Insured's death. The amount of the death benefits payable will be determined at the end of the Valuation Period during which the Insured's death occurred. The Death Benefit Proceeds may be paid in a lump sum or under one or more of the payment options set forth in the Policy. (See Payment Options, page 17).

Death  Benefit   Proceeds  will  be  paid  to  the  surviving   beneficiary   or
beneficiaries specified in the application or as subsequently changed. If no beneficiary is chosen, the proceeds will be paid to the Policyowner's estate.

DEATH BENEFIT OPTIONS

The Policy provides two Death Benefit options, unless the Extended Maturity Rider is in effect, and the Policyowner selects one of the options in the application. The Death Benefit under either option will never be less than the current Specified Amount of the Policy as long as the Policy remains in force (see Policy Lapse and Reinstatement, page 22). The minimum initial Specified Amount is currently $100,000. Defined differences, assisted by graphic illustrations are as follows:

--------------------------------------------------------------------------------
14   LLVL

--------------------------------------------------------------------------------

OPTION A.


(Omitted graph illustrates payout under Death Benefit Option A, specifically by showing the relationships over time, between the Specified Amunt and the Accumulation Value.)








                         Death Benefit Option A. Pays a Face Amount of Death Benefit equal to the Specified Amount or the Accumulation Value multiplied by the Death Benefit Ratio (as illustrated at Point A) whichever is greater.

Under Option A, the Death Benefit is the current Specified Amount of the Policy or, if greater, the applicable percentage of Accumulation Value on the date of death. The applicable percentage is 250% for Insureds with an attained age 40 or younger on the policy anniversary prior to the date of death. For Insureds with an attained age over 40 on that policy anniversary, the percentage declines. For example, the percentage at age 40 is 250%, at age 50 is 185%, at age 60 is 130%, at age 70 is 115%, at age 80 is 105%, and at age 95 is 100%. Accordingly, under Option A the Death Benefit will remain level at the Specified Amount unless the applicable percentage of Accumulation Value exceeds the current Specified Amount, in which case the amount of the Death Benefit will vary as the Accumulation Value varies. Policyowners who prefer to have favorable investment performance, if any, reflected in higher Accumulation Value, rather than increased insurance coverage, generally should select Option A.


OPTION B.


(Omitted graph illustrates payout under Death Benefit Option B, specifically by showing the relationships over time, between the Specified Amount and the Accumulation Value.)










                           Death Benefit Option B. Pays a Face Amount of Death Benefit equal to the Specified Amount plus the Policy's Accumulation Value or the Accumulation Value multiplied by the Death Benefit Ratio, whichever is greater.

Under Option B, the death benefit is equal to the current Specified Amount plus the Accumulation Value of the Policy or, if greater, the applicable percentage of the Accumulation Value on the date of death. The applicable percentage is the same as under Option A: 250% for Insureds with an attained age 40 or younger on the policy anniversary prior to the date of death, and for Insureds with an attained age over 40 on that policy anniversary the percentage declines. Accordingly, under Option B the amount of the death benefit will always vary as the Accumulation Value varies (but will never be less than the Specified Amount). Policyowners who prefer to have favorable investment performance, if any, reflected in increased insurance coverage, rather than higher Accumulation Values, generally should select Option B.

EXTENDED MATURITY. If the Extended Maturity Rider is in effect, the Death Benefit will be the Accumulation Value.

CHANGE IN DEATH BENEFIT OPTION. The Death Benefit option may be changed once per year after the first policy year by sending ALIC a written request. The effective date of such a change will be the monthly activity date on or following the date the change is approved by ALIC. A change may have Federal Tax consequences.

If the Death Benefit option is changed from Option A to Option B, the Death Benefit after the change will equal the Specified Amount before the change plus the Accumulation Value on the effective date of the change and will require evidence of insurability before the change is made. If the death benefit option is changed from Option B to Option A, the Specified Amount under Option A after the change will equal the death benefit under Option B on the effective date of change.

--------------------------------------------------------------------------------
                                                                      LLVL    15

--------------------------------------------------------------------------------

No charges will be imposed upon a change in Death Benefit option, nor will such a change in and of itself result in an immediate change in the amount of a Policy's Accumulation Value. However, a change in the Death Benefit option may affect the monthly cost of insurance charge since this charge varies with the Net Amount at Risk, which is the amount by which the Death Benefit that would be payable on a monthly activity date exceeds the Accumulation Value on that date. Changing from Option B to Option A will generally decrease, in the future, the Net Amount at Risk, and therefore the cost of insurance charges. Changing from Option A to Option B will increase the Net Amount at Risk. Such a change will result in an immediate increase in the cost of insurance charges because of the increased coverage. (See Charges and Deductions, page 23 and Federal Tax Matters, page 28).

CHANGE IN SPECIFIED AMOUNT. Subject to certain limitations, after the first policy year, a Policyowner may increase or decrease the Specified Amount of a Policy. A change in Specified Amount may affect the cost of insurance rate and the Net Amount at Risk, both of which may affect a Policyowner's cost of insurance charge and have Federal Tax consequences. (See Charges and Deductions, page 23 and Federal Tax Matters, page 28).

Any increase or decrease in the Specified Amount will become effective on the Monthly Activity Date on or next following the date a written request is approved by ALIC. The Specified Amount of a Policy may be changed only once per year and ALIC may limit the size of a change in a policy year. The Specified Amount remaining in force after any requested decrease may not be less than $100,000 in the first three policy years and $75,000 thereafter. In addition, if following the decrease in Specified Amount, the Policy would not comply with the maximum premium limitations required by Federal Tax Law (See Premiums, page 21), the decrease may be limited or Accumulation Value may be returned to the Policyowner at the Policyowner's election, to the extent necessary to meet these requirements.

Increases in the Specified Amount will be allowed after the first policy year. For an increase in the Specified Amount, a written supplemental application must be submitted. ALIC may also require additional evidence of insurability. Although an increase need not necessarily be accompanied by an additional premium, in certain cases an additional premium will be required to effect the requested increase. (See Premiums Upon Increases in Specified Amount, page 22). The minimum amount of any increase is $25,000, and an increase cannot be made if the Insured's attained age is over 80. An increase in the Specified Amount will result in certain increased charges, which will be deducted from the Accumulation Value of the Policy on each Monthly Activity Date. An increase in the Specified Amount during the time the Guaranteed Death Benefit provision is in effect will increase the premium requirements for that provision. (See Charges and Deductions, page 23).

METHODS OF AFFECTING INSURANCE PROTECTION

A Policyowner may increase or decrease the pure insurance protection (Net Amount at Risk) provided by a Policy - the difference between the Death Benefit and the Accumulation Value - in several ways as insurance needs change. These ways include increasing or decreasing the Specified Amount of insurance, changing the level of premium payments, and making a Partial Withdrawal of the Policy's Accumulation Value. Certain of these changes may have Federal Tax consequences. The consequences of each of these methods will depend upon the individual circumstances.

DURATION OF THE POLICY

The duration of the Policy generally depends upon the Accumulation Value. The Policy will remain in force so long as the Net Cash Surrender Value is sufficient to pay the monthly deduction. (See Charges Deducted from Accumulation Value, page 23). Where, however, the Net Cash Surrender Value is insufficient to pay the monthly deduction and the grace period expires without an adequate payment by the Policyowner, the Policy will lapse and terminate without value. (See Policy Lapse and Reinstatement, page 22). ALIC agrees to keep the policy in force during the first three years and provide a Guaranteed Death Benefit so long as the cumulative Guaranteed Death Benefit premium is paid. (See Additional Insurance Benefits, page 26).


ACCUMULATION VALUE

The Policy's Accumulation Value in the Account or the Fixed Account will reflect the investment performance of the chosen Subaccounts of the Account or the Fixed Account, the net premiums paid, any Partial Withdrawals, and the charges assessed in connection with the Policy. A Policyowner may at any time surrender the Policy and receive the Policy's Net Cash Surrender Value. (See Surrenders, page 19). There is no guaranteed minimum Accumulation Value.

DETERMINATION OF ACCUMULATION VALUE. Accumulation Value is determined on each Valuation Date. On the policy Issue Date, the Accumulation Value in a Subaccount will equal the portion of any net premium allocated to the Subaccount, reduced by the portion of the first monthly deductions allocated to that Subaccount. (See Allocation of Premiums and
--------------------------------------------------------------------------------
16  LLVL

--------------------------------------------------------------------------------

Accumulation  Value,  page  22).   Thereafter,   on  each  Valuation  Date,  the
Accumulation Value of a Policy will equal:

(a) The aggregate of the values attributable to the Policy in each of the Subaccounts on the Valuation Date, determined for each Subaccount by multiplying the Subaccount's unit value by the number of Subaccount units allocated to the Policy; plus

(b)  The value of the Fixed Account; plus

(c) Any Accumulation Value impaired by policy debt held in the General Account; plus

(d)  Any net premiums received on that Valuation Date; less

(e)  Any Partial Withdrawal, and its charge, made on that Valuation Date; less

(f)  Any monthly deduction to be made on that Valuation Date; less

(g)  Any federal or state income taxes charged against the Accumulation Value.

In computing the Policy's Accumulation Value, the number of Subaccount units allocated to the Policy is determined after any transfers among Subaccounts, or the Fixed Account, (and deduction of transfer charges) but before any other Policy transactions, such as receipt of net premiums and Partial Withdrawals, on the Valuation Date. Because the Accumulation Value is dependent upon a number of variables, a Policy's Accumulation Value cannot be predetermined.

THE UNIT VALUE. The unit value of each Subaccount reflects the investment performance of that Subaccount. The unit value of each Subaccount shall be calculated by (i) multiplying the per share net asset value of the corresponding Fund portfolio on the Valuation Date times the number of shares held by the Subaccount, before the purchase or redemption of any shares on that date; minus
(ii) a charge not exceeding an annual rate of .90% for mortality and expense risk; and (iii) dividing the result by the total number of units held in the Subaccount on the Valuation Date, before the purchase or redemption of any units on that date. (See Daily Charges Against the Account, page 25).

BENEFITS AT MATURITY

If the Insured is living, ALIC will pay the Net Cash Surrender Value of the Policy on the Maturity Date to the Policyowner. The Policy will mature on the policy anniversary nearest the Insured's 100th birthday, if living, unless the maturity has been extended by election of the Extended Maturity Rider.

PAYMENT OF POLICY BENEFITS

Death Benefit Proceeds under the Policy will usually be paid within seven days after ALIC receives Satisfactory Proof of Death. Accumulation Value benefits will ordinarily be paid within seven days of receipt of a written request. Payments may be postponed in certain circumstances. (See Postponement of Payments, page 26). The Policyowner may decide the form in which the benefits will be paid. During the Insured's lifetime, the Policyowner may arrange for the Death Benefit Proceeds to be paid in a lump sum or under one or more of the optional methods of payment described below. Changes must be in writing and will revoke all prior elections. These choices are also available if the Policy is surrendered or matures. If no election is made, ALIC will pay the benefits in a lump sum. When death benefits are payable in a lump sum and no election for an optional method of payment is in force at the death of the Insured, the beneficiary may select one or more of the optional methods of payment. Further, if the Policy is assigned, any amounts due to the assignee will first be paid in one sum. The balance, if any, may be applied under any payment option. Once payments have begun, the payment option may not be changed.


PAYMENT OPTIONS. The minimum amount of each payment is $100. If a payment would be less than $100 ALIC has the right to make payments less often so that the amount of each payment is at least $100. Once a payment option is in effect, the proceeds will be transferred to ALIC's general account. ALIC may make other payment options available in the future. For additional information concerning these options, see the Policy itself. The following payment options are currently available:

OPTION AI--INTEREST PAYMENT OPTION. ALIC will hold any amount applied under this option. Interest on the unpaid balance will be paid or credited each month at a rate determined by ALIC.

--------------------------------------------------------------------------------
                                                                    LLVL     17

--------------------------------------------------------------------------------

OPTION AII--FIXED AMOUNT PAYABLE OPTION. Each payment will be for an agreed fixed amount. Payments continue until the amount ALIC holds runs out.

OPTION B--FIXED PERIOD PAYMENT OPTION. Equal payments will be made for any period selected up to 20 years.

OPTION C--LIFETIME PAYMENT OPTION. Equal monthly payments are based on the life of a named person. Payments will continue for the lifetime of that person. Variations provide for guaranteed payments for a period of time.

OPTION D--JOINT LIFETIME PAYMENT OPTION. Equal monthly payments are based on the lives of two named persons. While both are living, one payment will be made each month. When one dies, the same payment will continue for the lifetime of the other.

As an alternative to the above payment options, the proceeds may be paid in any other manner approved by ALIC.


POLICY RIGHTS

LOAN BENEFITS

LOAN PRIVILEGES. After the first policy anniversary, the Policyowner may borrow up to 100% of the Net Cash Surrender Value after adjustment for loan interest and guaranteed monthly deductions for the remainder of the policy year. The loans will be made at regular and, as described below, reduced loan interest rates. Loans usually are funded within seven days after receipt of a written request. The loan may be repaid at any time while the Insured is living, prior to the Maturity Date. Loans may have a tax consequence. (See Federal Tax Matters, page 28).

LOAN INTEREST. ALIC charges interest to Policyowners at regular and reduced rates. Regular loans will accrue interest on a daily basis at a rate of up to 6% per year. ALIC is currently charging 5.5% on regular loans. If unpaid when due, interest will be added to the amount of the loan and bear interest at the same rate. After the later of age 55 or the tenth policy anniversary, the Policyowner may borrow each year a limited amount of the Accumulation Value of the Policy at a reduced interest rate. Interest will accrue on a daily basis at a rate of up to 4% per year. ALIC is currently charging 3.5% interest on reduced rate loans. The amount available at the reduced rate is 10% of the Accumulation Value as of the later of age 55 or the 10th policy anniversary (the start date) times the number of years since the start date, increased by the accrued interest charges on the reduced loan amount.

EFFECT OF POLICY LOANS. When a loan is made, Accumulation Value equal to the amount of the loan will be transferred from the Account and/or the Fixed Account to the General Account of ALIC as security for the indebtedness. The Policyowner earns 3.5% interest on the Accumulation Values securing the loans. The Accumulation Value transferred out of the Account will be allocated among the Subaccounts or the Fixed Account in accordance with the instructions given when the loan is requested. The minimum amount which can remain in a Subaccount or the Fixed Account as a result of a loan is $100. If no instructions are given the amounts will be withdrawn in proportion to the various Accumulation Values in the Subaccounts or the Fixed Account. If loan interest is not paid when due in any Policy Year, on the Policy Anniversary thereafter, ALIC will loan the interest and allocate the amount transferred to secure the excess indebtedness among the Subaccounts and the Fixed Account as set out just above. No charge will be imposed for these transfers. A policy loan will permanently affect the Accumulation Value of a Policy, and may permanently affect the amount of the Death Benefit Proceeds, even if the loan is repaid.

Interest earned on amounts held in the general account will be allocated to the Subaccounts and the Fixed Account on each policy anniversary in the same proportion that net premiums are being allocated to those Subaccounts and the Fixed Account at the time. Upon repayment of indebtedness, the portion of the repayment allocated in accordance with the repayment of indebtedness provision (see below) will be transferred to increase the Accumulation Value in that Subaccount or the Fixed Account.

OUTSTANDING POLICY DEBT. The outstanding policy debt equals the total of all policy loans and accrued interest on policy loans. If the policy debt exceeds the Accumulation Value, and any accrued expenses, the Policyowner must pay the excess. ALIC will send a notice of the amount which must be paid. If the Policyowner does not make the required payment within the 61 days after ALIC sends the notice, the Policy will terminate without value. Should the policy lapse while policy loans are outstanding the portion of the loans attributable to earnings will become taxable. A Policyowner may lower the risk of a policy lapsing while loans are outstanding as a result of a reduction in the market value of investments in the various Subaccounts by investing in a diversified group of lower risk investment portfolios and/or transferring the funds to the Fixed

--------------------------------------------------------------------------------
18  LLVL

--------------------------------------------------------------------------------

Account and receiving a guaranteed rate of return. Should a substantial reduction be experienced, the Policyowner may need to lower anticipated Partial Withdrawals and loans, repay loans, make additional premium payments, or take other action to avoid policy lapse. A lapsed Policy may later be reinstated. (See Policy Lapse and Reinstatement, page 22).

REPAYMENT OF INDEBTEDNESS. Unscheduled premiums paid while a policy loan is outstanding are treated as repayment of indebtedness only if the Policyowner so requests. As indebtedness is repaid, the Accumulation Value in the general account securing the indebtedness repaid will be allocated among the Subaccounts and the Fixed Account in the same proportion that net premiums are being allocated at the time of repayment.

SURRENDERS

At any time during the lifetime of the Insured and prior to the Maturity Date, the Policyowner may Surrender the Policy by sending a written request to ALIC. The amount available for Surrender is the Net Cash Surrender Value at the end of the Valuation Period during which the Surrender request is received at ALIC's Home Office. Surrenders will generally be paid within seven days of receipt of the written request. (See Postponement of Payments, page 26). Surrenders may have tax consequences. (See Tax Treatment of Policy Proceeds, page 29).

If the Policy is being surrendered, the Policy itself must be returned to ALIC along with the request. ALIC will pay the Net Cash Surrender Value. Coverage under the Policy will terminate as of the date of a Surrender. A Policyowner may elect to have the amount paid in a lump sum or under a payment option. (See Payment Options, page 17).


PARTIAL WITHDRAWALS

Partial withdrawals are irrevocable. The amount of a Partial Withdrawal may not exceed the Net Cash Surrender Value on the date the request is received and may not be less than $500. The Net Cash Surrender Value after a Partial Withdrawal must be the greater of $1,000 or an amount sufficient to maintain the policy in force for the remainder of the policy year.

The amount paid will be deducted from the Subaccounts or the Fixed Account according to the instructions of the Policyowner when the Partial Withdrawal is requested, provided that the minimum amount remaining in a Subaccount as a result of the allocation is $100. If no instructions are given, the amounts will be withdrawn in proportion to the various Accumulation Values in the Subaccounts and/or Fixed Account.

The Death Benefit will be reduced by the amount of any Partial Withdrawal and may affect the way in which the cost of insurance charge is calculated and the Net Amount at Risk under the Policy. (See Monthly Deduction - Cost of Insurance, page 23-24; Death Benefit Options--Methods of Affecting Insurance Protection, page 16). If Option B is in effect, the Specified Amount will not change, but the Accumulation Value will be reduced.

The Specified Amount remaining in force after a Partial Withdrawal may not be less than $100,000 during the first three policy years and $75,000 thereafter. Any request for a Partial Withdrawal that would reduce the Specified Amount below this amount will not be implemented. A Partial Withdrawal charge not to exceed the lesser of $50 or 2% of the amount withdrawn is deducted from each Partial Withdrawal amount paid. Currently, the charge is the lesser of $25 or 2% of the amount withdrawn. (See Partial Withdrawal Charge, page 24).

TRANSFERS

Accumulation Value may be transferred among the Subaccounts of the Account and to the Fixed Account as often as desired. The transfers may be ordered in person, by mail or by telephone. The total amount transferred each time must be at least $250, or the balance of the Subaccount, if less. During the 30-day period following the Policy Anniversary Date, transfers may be made from the Fixed Account to various Subaccounts. The amount that may be transferred is limited to the greater of: 25% of the Accumulation Value of the Fixed Account; the amount of any transfer from the Fixed Account during the prior thirteen months; or $1,000. The minimum amount that may remain in a Subaccount or the Fixed Account after a transfer is $100.

The privilege to initiate transactions by telephone will be made available to Policyowners automatically. ALIC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if it does not, ALIC may be liable for any losses due to unauthorized or fraudulent instructions. The procedures ALIC follows for transactions initiated by telephone include requiring the Policyowner to provide the policy number at the time of giving transfer instructions;

--------------------------------------------------------------------------------
                                                                      LLVL    19

--------------------------------------------------------------------------------
ALIC's tape recording of all telephone transfer instructions; and the provision, by ALIC, of written confirmation of telephone transactions.

The first fifteen transfers per policy year will be permitted free of charge. Thereafter, a transfer charge of $10 may be imposed each additional time amounts are transferred and will be deducted from the amount transferred. (See Transfer Charge, page 24). Transfers resulting from policy loans or exercise of the exchange privilege will not be subject to a transfer charge. ALIC may at any time revoke or modify the transfer privilege, including the minimum amount transferable.

The Policy's transfer privilege is not intended to afford Policyowners a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the transfer privilege that may potentially disrupt the management of the Account and increase transaction costs, the Account has established a policy of limiting excessive transfer activity.

You may make two substantive transfers from each Portfolio (at least 30 days apart) during any calendar year. A substantive transfer is a transfer from a Subaccount which exceeds the lesser of: i) 51% of the Accumulation Value or ii) $100,000. This restriction does not limit non-substantive transfers and does not apply to transfers from the Money Market portfolio. All transfers must be for at least $250, or, if less, the balance of the Subaccount.

Transfers may be subject to additional restrictions at the fund level.

SYSTEMATIC PROGRAMS

ALIC may offer systematic programs as discussed below. Transfers of Accumulation Value made pursuant to these programs will not be counted in determining whether the transfer fee applies. All other normal transfer restrictions, as described above, apply.

PORTFOLIO REBALANCING. Under the Portfolio Rebalancing program, the Owner can instruct ALIC to allocate Accumulation Value among the Subaccounts of the Account and the Fixed Account, on a systematic basis, in accordance with allocation instructions specified by the Owner.

DOLLAR COST AVERAGING. Under the Dollar Cost Averaging program, the Owner can instruct ALIC to automatically transfer, on a systematic basis, a predetermined amount or percentage specified by the Owner from any one Subaccount or the Fixed Account to any Subaccount(s) of the Separate Account.

EARNING SWEEP.  Permits systematic redistribution of earnings among Subaccounts.

The Owner can request participation in the available programs when purchasing the Policy or at a later date. The Owner can change the allocation percentage or discontinue any program by sending written notice or calling the Home Office. Other scheduled programs may be made available. ALIC reserves the right to modify, suspend or terminate such programs at any time. There is no charge for participation in these programs at this time.

REFUND PRIVILEGE

The Policyowner may cancel the Policy within 10 days after the Policyowner receives it, within 10 days after ALIC delivers a notice of the Policyowner's right of cancellation, or within 45 days of completing Part I of the application, whichever is later. If a Policy is canceled within this time period the refund will be the greater of the premium paid or the premium paid adjusted by investment gains or losses.

To cancel the Policy, the Policyowner must mail or deliver the policy and the notice of cancellation to ALIC at the Home Office. Delivery to an agent is not sufficient. A refund of premiums paid by check may be delayed until the check has cleared the Policyowner's bank. (See Postponement of Payments, page 26).


EXCHANGE PRIVILEGE

During the first 24 policy months after the Policy Date of the Policy, the Policyowner may exchange the Policy for a flexible premium adjustable life insurance policy approved for exchange and issued by ALIC. No new evidence of insurability will be required.

--------------------------------------------------------------------------------
20    LLVL

--------------------------------------------------------------------------------
The Policy Date, Issue Age and risk classification for the Insured will be the same under the new Policy as under the old. In addition, the policy provisions and applicable charges for the new Policy and its riders will be based on the same Policy Date and Issue Age as under the Policy. Accumulation Values for the exchange and payments will be established after making adjustments for investment gains or losses and after recognizing variance, if any, between payment or charges, dividends or Accumulation Values under the flexible contract and under the new Policy. The Policyowner may elect either the same Specified Amount or the same net amount at risk for the new Policy as under the old.

To make the change, the Policy, a completed application for exchange and any required payment must be received by ALIC. The exchange will be effective on the Valuation Date when all financial and contractual arrangements for the new Policy have been completed.

PAYMENT AND ALLOCATION OF PREMIUMS

ISSUANCE OF A POLICY

Individuals wishing to purchase a Policy must complete an application and submit it to ALIC. A Policy will generally be issued only to individuals 80 years of age or less on their nearest birthday who supply satisfactory evidence of insurability to ALIC. ALIC may, at its sole discretion, issue a Policy to an individual above the age of 80. Acceptance is subject to ALIC's underwriting rules, and ALIC reserves the right to reject an application for any reason.

The Policy Date is the effective date of coverage for all coverage applied for in the original application. The Policy Date is used to determine policy anniversary dates, policy years and policy months. The Policy Date and the Issue Date will be the same unless: 1) an earlier Policy Date is specifically requested, or 2) the Issue Date is later because additional premiums or application amendments were needed. When there are additional requirements before issue (see below) the Policy Date will be the date it is sent for delivery and the Issue Date will be the date the requirements are met. The Issue Date is the date that all financial, contractual and administrative requirements have been met and processed for the Policy. When all required premiums and application amendments have been received by ALIC in its Home Office, the Issue Date will be the date the Policy is mailed to the Policyowner or sent to the agent for delivery to the Policyowner. When application amendments or additional premiums need to be obtained upon delivery of the Policy, the Issue Date will be when the policy receipt and Federal Funds are received; and the application amendments are received and reviewed in ALIC's Home Office. The initial premium payment will be allocated to the Money Market Portfolio of the Vanguard Variable Insurance Fund as of the issue date, for 13 days. After the expiration of the refund period, the Accumulation Value will be allocated to the Subaccounts or the Fixed Account as selected by the Policyowner.

Interim conditional insurance coverage may be issued prior to the policy date, provided that certain conditions are met. Upon the completion of an application and the payment of the required amount at the time of the application, the amount of the interim coverage is limited to the smaller of: (a) the amount of insurance applied for, (b) $100,000, or (c) $25,000 if the proposed Insured is under age 10 or over age 60 at nearest birthday.

PREMIUMS

No insurance will take effect before an amount equal to or greater than the minimum initial premium is received by ALIC in Federal Funds. The minimum initial premium is 25% of the total first year charges and deductions including charges for riders and any substandard risk adjustments. The minimum initial premium is less than the Guaranteed Death Benefit Premium. Subsequent premiums are payable at ALIC's Home Office.

Subject to certain limitations, a Policyowner has flexibility in determining the frequency and amount of premiums. However, unless the Policyowner has paid sufficient premiums to pay the cost of insurance, the monthly maintenance and mortality and expense risk charges, the Policy may have a zero Net Cash Surrender Value and lapse. ALIC agrees to keep the Policy in force during the first three years and provide a Guaranteed Death Benefit so long as the cumulative monthly Guaranteed Death Benefit Premium is paid even though, in certain instances, these premiums may not, after the payment of monthly insurance and administrative charges, generate positive Net Cash Surrender Values. (See Additional Insurance Benefits (Riders), page 26).

PLANNED PERIODIC PREMIUMS. At the time the Policy is issued each Policyowner may determine a Planned Periodic Premium schedule that provides for the payment of level premiums at selected intervals. The Planned Periodic Premium schedule may include the Guaranteed Death Benefit Premium. The Policyowner is not required to pay premiums in accordance with this schedule. The Policyowner has considerable flexibility to alter the amount and frequency of premiums paid. ALIC does reserve the right to limit the number and amount of additional or unscheduled premium payments.

--------------------------------------------------------------------------------
                                                                       LLVL   21

--------------------------------------------------------------------------------

Policyowners can also change the frequency and amount of Planned Periodic Premiums by sending a written request to the Home Office, although ALIC reserves the right to limit any increase. Premium payment notices will be sent annually, semi-annually or quarterly, depending upon the frequency of the Planned Periodic Premiums. Payment of the Planned Periodic Premiums does not guarantee that the Policy remains in force unless the Guaranteed Death Benefit provision is in effect. Instead, the duration of the Policy depends upon the Policy's Net Cash Surrender Value. (See Duration of the Policy, page 16). Unless the Guaranteed Death Benefit provision is in effect, even if Planned Periodic Premiums are paid by the Policyowner, the Policy will lapse any time the Net Cash Surrender Value is insufficient to pay certain monthly charges, and a grace period expires without a sufficient payment. (See Policy Lapse and Reinstatement, below).

PREMIUM  LIMITATIONS.  In no event  may the  total of all  premiums  paid,  both
planned  and  unscheduled,   exceed  the  current  maximum  premium  limitations
established by federal tax laws.

If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, ALIC will only accept that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned or applied as otherwise agreed and no further premiums will be accepted until allowed by the current maximum premium limitations prescribed by law. ALIC may require additional evidence of insurability if any premium payment would result in an increase in the Policy's net amount at risk on the date the premium is received.

PREMIUMS UPON INCREASES IN SPECIFIED AMOUNT. Depending upon the Accumulation Value of the Policy at the time of an increase in the Specified Amount of the Policy and the amount of the increase requested by Policyowner, an additional premium payment may be required. ALIC will notify the Policyowner of any premium required to fund the increase. This required premium must be made as a single payment. The Accumulation Value of the Policy will immediately be increased by the amount of the payment, less the applicable premium charge.


ALLOCATION OF PREMIUMS AND ACCUMULATION VALUE

ALLOCATION OF NET PREMIUMS. In the application for a Policy, the Policyowner allocates net premiums to one or more Subaccounts of the Account or to the Fixed Account. The minimum percentage that may be allocated to any one Subaccount or to the Fixed Account is 10% of the net premium, and fractional percentages may not be used. The allocations must total 100%. The allocation for future net premiums may be changed without charge by providing proper notification to the Home Office. If there is any outstanding policy debt at the time of a payment, ALIC will treat the payment as a premium payment unless otherwise instructed in proper written notice.

The initial premium payment will be allocated to the Money Market portfolio of the Vanguard Variable Insurance Fund as of the Issue Date, for 13 days. Thereafter, the Accumulation Value will be allocated to the Subaccounts or the Fixed Account as selected by the Policyowner. Premium payments received by ALIC prior to the Issue Date are held in the general account until the Issue Date and are credited with interest at a rate determined by ALIC for the period from the date the payment has been converted into Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve
Bank) that are available to ALIC. In no event will interest be credited prior to the Policy Date.

ACCUMULATION VALUE. The value of the Subaccounts of the Separate Account will vary with the investment performance of these Subaccounts and the Policyowner bears the entire investment risk. This will affect the Policy's Accumulation Value, and may affect the Death Benefit as well. Policyowners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

POLICY LAPSE AND REINSTATEMENT

LAPSE. Unlike conventional life insurance policies, the failure to make a Planned Periodic Premium payment will not itself cause the Policy to lapse. Lapse will occur when the Net Cash Surrender Value is insufficient to cover the monthly deduction and a grace period expires without a sufficient payment unless the Guaranteed Death Benefit provision is in effect. The grace period is 61 days from the date ALIC mails a notice that the grace period has begun. ALIC will notify the Policyowner at the beginning of the grace period by mail addressed to the last known address on file with ALIC. The notice will specify the premium required to keep the Policy in force. Failure to pay the required amount within the grace period will result in lapse of the Policy. If the Insured dies during the grace period, any overdue monthly deductions and outstanding policy debt will be deducted from the proceeds.

--------------------------------------------------------------------------------
22     LLVL

--------------------------------------------------------------------------------

If the Net Cash Surrender Value is insufficient to cover the monthly deduction, the Policyowner must pay a premium during the grace period sufficient to cover the monthly deductions and premium charges for the three policy months after commencement of the grace period to avoid lapse. (See Charges and Deductions, below).

REINSTATEMENT. A lapsed Policy may be reinstated any time within three years (five years in Missouri) from the beginning of the grace period, but before the Maturity Date. Reinstatement will be effected based on the Insured's underwriting classification at the time of the reinstatement.

Reinstatement is subject to the following:

a. Evidence of insurability of the Insured satisfactory to ALIC (including evidence of insurability of any person covered by a rider to reinstate the rider);

b. Any policy debt will be reinstated with interest due and accrued;

c. The Policy cannot be reinstated if it has been surrendered for its full surrender value;

d. The payment of a premium sufficient to pay monthly and other policy deductions for the three months following reinstatement and to pay premium charges on the premiums paid; and

e. If the reinstatement occurs during the first three Policy Years, you may pay premiums in the amount necessary to meet the cumulative monthly requirements of the Guaranteed Death Benefit Premium as of the date of reinstatement.

The amount of Accumulation Value on the date of reinstatement will be equal to the amount of the Net Cash Surrender Value on the date of lapse, increased by the premium paid at reinstatement, less the premium charges and the amounts stated above. If any policy debt was reinstated, that debt will be held in ALIC's General Account. Accumulation Value calculations will then proceed as described under "Accumulation Value" on page 16.

The effective date of reinstatement will be the first Monthly Activity Date on or next following the date of approval by ALIC of the application for reinstatement.

CHARGES AND DEDUCTIONS

Charges will be deducted in connection  with the Policy to compensate  ALIC for:
(1) providing the insurance benefits set forth in the Policy and any optional insurance benefits added by rider; (2) administering the Policy; (3) assuming certain risks in connection with the Policy; and (4) incurring expenses in distributing the Policy. The nature and amount of these charges are described more fully below.


DEDUCTIONS FROM PREMIUM PAYMENT

SALES CHARGE. There is no premium load to cover sales and distribution expenses.

PREMIUM CHARGES. A deduction of up to 5% (currently 3.5%) of the premium will be made from each premium payment to pay state premium taxes (currently 2.5%) and the expense of deferring the tax deduction of policy acquisition costs (currently 1.0%). The deduction represents an amount ALIC considers necessary to pay all premium taxes imposed by the states and their subdivisions and to defray the cost of capitalizing certain policy acquisition expenses as required by Internal Revenue Code Section 848. ALIC does not expect to derive a profit from the premium charges.

As to state premium taxes, these vary from state to state and currently range from .75 percent to 3.5 percent. Therefore, the deduction ALIC makes from each premium payment may be higher or lower than the actual premium tax imposed by a particular jurisdiction. The rate of tax imposed is subject to change by governmental entity.


CHARGES DEDUCTED FROM ACCUMULATION VALUE

MONTHLY DEDUCTION. Charges will be deducted as of the Policy Date and on each Monthly Activity Date thereafter from the Accumulation Value of the Policy to compensate ALIC for administrative expenses and insurance provided. These charges will be allocated among the Subaccounts, and the Fixed Account on a pro rata basis. Each of these charges is described in more detail below.

--------------------------------------------------------------------------------
                                                                    LLVL     23

--------------------------------------------------------------------------------
MAINTENANCE CHARGE. To compensate ALIC for the ordinary administrative expenses expected to be incurred in connection with a Policy, the monthly deduction includes a $9.00 per policy charge (currently $9.00 the first policy year and the first 12 months following an increase in Specified Amount and $4.50 during all other months). This maintenance charge is levied throughout the life of the Policy and is guaranteed not to increase above $9.00 per month. ALIC does not expect to make any profit from the monthly maintenance charge.

COST OF INSURANCE. Because the cost of insurance depends upon several variables, the cost for each policy month can vary from month to month. ALIC will determine the monthly cost of insurance charges by multiplying the applicable cost of insurance rate by the Net Amount at Risk for each policy month. The Net Amount at Risk on any Monthly Activity Date is the amount by which the Death Benefit which would have been payable on that Monthly Activity Date exceeds the Accumulation Value on that date.

COST OF INSURANCE RATE. The annual cost of insurance rate is based on the Insured's sex, attained age, policy duration, Specified Amount, and risk class. The rate will vary if the Insured is a smoker, non-smoker, a preferred non-smoker or is considered a substandard risk and rated with a tabular extra rating. For the initial Specified Amount, the cost of insurance rate will not exceed those shown in the Table of Policy Charges shown in the schedule pages of the Policy. These guaranteed rates are based on the Insured's age nearest birthday and are equal to the 1980 Commissioners Standard Ordinary Smoker and Non-Smoker, Male and Female Mortality Tables. The current rates range between 40% and 100% of the rates based on the 1980 Commissioners Standard Ordinary Tables, based on ALIC's own mortality experience. Policies issued on a unisex basis are based upon the 1980 Commissioners Standard Ordinary Table B assuming 80% male and 20% female lives. The cost of insurance rates, and payment options for policies issued in Montana and certain other states are on a sex-neutral (unisex) basis. Any change in the cost of insurance rates will apply to all persons of the same age, sex, Specified Amount and risk class and whose policies have been in effect for the same length of time.

If the underwriting class for any increase in the Specified Amount or for any increase in Death Benefit resulting from a change in Death Benefit option from A to B is not the same as the underwriting class at issue, the cost of insurance rate for the increase will reflect the underwriting class which would apply for such increase. Decreases will also be reflected in the cost of insurance rate as discussed earlier.

The actual charges made during the policy year will be shown in the annual report delivered to Policyowners.

RATE CLASS. The rate class of an Insured may affect the cost of insurance rate. ALIC currently places Insureds into both standard rate classes and substandard classes that involve a higher mortality risk. In an otherwise identical policy, an Insured in the standard rate class will have a lower cost of insurance than an Insured in a rate class with higher mortality risks. If a Policy is rated at issue with a tabular extra rating, the guaranteed rate is a multiple of the guaranteed rate for a standard issue. This multiple factor is shown in the Schedule of Benefits in the Policy, and may be from 1.37 to 4 times the guaranteed rate for a standard issue.

Insureds may also be assigned a flat extra rating to reflect certain additional risks. The cost of insurance rate will be increased by the flat extra rating.

SURRENDER CHARGE

The policy has no surrender charge and may be surrendered at any time during the Insured's lifetime for the policy's Net Cash Surrender Value. There is a charge, however, for Partial Withdrawals. (See Partial Withdrawal Charge, below).

TRANSFER CHARGE

A transfer charge of $10.00 (guaranteed not to increase) may be imposed for each additional transfer among the Subaccounts after fifteen per policy year to compensate ALIC for the costs of effecting the transfer. Since the charge reimburses ALIC for the cost of effecting the transfer only, ALIC does not expect to make any profit from the transfer charge. This charge will be deducted from the amount transferred. The transfer charge will not be imposed on transfers that occur as a result of policy loans or the exercise of exchange rights.

PARTIAL WITHDRAWAL CHARGE

A charge currently not greater than the lesser of $25 or 2% of the amount withdrawn (guaranteed not to be greater than the lesser of $50 or 2% of the amount withdrawn) will be imposed for each Partial Withdrawal to compensate ALIC for the

--------------------------------------------------------------------------------
24     LLVL

--------------------------------------------------------------------------------
administrative costs in effecting the requested payment and in making necessary calculations for any reductions in Specified Amount which may be required by reason of the Partial Withdrawal. A Partial Withdrawal charge is not assessed when a Policy is surrendered.

DAILY CHARGES AGAINST THE ACCOUNT

A daily charge will be deducted from the value of the net assets of the Account to compensate ALIC for mortality and expense risks assumed in connection with the Policy. This daily charge from the Account is currently at the rate of 0.002049% (equivalent to an annual rate of 0.75%) and will not exceed 0.002459% (equivalent to an annual rate of .90%) of the average daily net assets of the Account. The daily charge will be deducted from the net asset value of the Account, and therefore the Subaccounts, on each Valuation Date. Where the previous day or days was not a Valuation Date, the deduction on the Valuation Date will be 0.002049% (or 0.002459%, if applicable) multiplied by the number of days since the last Valuation Date. No mortality and expense charges will be deducted from the amounts in the Fixed Account.

ALIC believes that this level of charge is within the range of industry practice for comparable flexible premium variable universal life policies.

The mortality risk assumed by ALIC is that Insureds may live for a shorter time than assumed, and that an aggregate amount of death benefits greater than that assumed accordingly will be paid. The expense risk assumed is that expenses incurred in issuing and administering the policies will exceed the administrative charges provided in the policies.

In addition to the charges against the account described just above, management fees and expenses will be assessed by the Vanguard Variable Insurance Fund and Neuberger & Berman Advisers Management Trust against the amounts invested in the various portfolios. No portfolio fees will be assessed against amounts placed in the Fixed Account.

TAXES. Currently, no additional charges are made against the Account for federal, state or local income taxes. ALIC may, however, make such a charge in the future if income or gains within the Account will incur any federal, or any significant state or local income tax liability, or if the federal, state or local tax treatment of ALIC changes. Charges for such taxes, if any, would be deducted from the Account and/or the Fixed Account. (See Federal Tax Matters, page 28).


GENERAL PROVISIONS

THE CONTRACT. The Policy, the application, any supplemental applications, and any riders, amendments or endorsements make up the entire contract. Only the President, Vice President, Secretary or Assistant Secretary can modify the Policy. Any changes must be made in writing, and approved by ALIC. No agent has the authority to alter or modify any of the terms, conditions or agreements of the Policy or to waive any of its provisions.

CONTROL OF POLICY. The Policyowner is as shown in the application or subsequent written endorsement. Subject to the rights of any irrevocable beneficiary and any assignee of record, all rights, options, and privileges belong to the Policyowner, if living; otherwise to any successor-owner or owners, if living; otherwise to the estate of the last owner to die.

BENEFICIARY. The Policyowner may name both primary and contingent beneficiaries in the application. Payments will be shared equally among beneficiaries of the same class unless otherwise stated. If a beneficiary dies before the Insured, payments will be made to any surviving beneficiaries of the same class; otherwise to any beneficiary(ies) of the next class; otherwise to the owner; otherwise to the estate of the owner.

CHANGE OF BENEFICIARY. The Policyowner may change the beneficiary by written request at any time during the Insured's lifetime unless otherwise provided in the previous designation of beneficiary. The change will take effect as of the date the change is recorded at the Home Office. ALIC will not be liable for any payment made or action taken before the change is recorded.

CHANGE OF OWNER OR ASSIGNMENT. In order to change the owner of the Policy or assign Policy rights, an assignment of the Policy must be made in writing and filed with ALIC at its Home Office. The change will take effect as of the date the change is recorded at the Home Office, and ALIC will not be liable for any payment made or action taken before the change is recorded. Payment of proceeds is subject to the rights of any assignee of record. A collateral assignment is not a change of ownership.

--------------------------------------------------------------------------------
                                                                     LLVL     25

--------------------------------------------------------------------------------
PAYMENT OF PROCEEDS. The proceeds are subject first to any indebtedness to ALIC and then to the interest of any assignee of record. The balance of any Death Benefit Proceeds shall be paid in one sum to the designated beneficiary unless an Optional Method of Payment is selected. If no beneficiary survives the Insured, the proceeds shall be paid in one sum to the Policyowner, if living; otherwise to any successor-owner, if living; otherwise to the Policyowner's estate. Any proceeds payable on the Maturity Date or upon full surrender shall be paid in one sum unless an Optional Method of Payment is elected.

INCONTESTABILITY. The Policy or reinstated Policy is incontestable after it has been in force for two years from the policy date (or reinstatement effective date) during the lifetime of the Insured. An increase in the Specified Amount or addition of a rider after the Policy Date shall be incontestable after such increase or addition has been in force for two years from its effective date during the lifetime of the Insured. However, this two year provision shall not apply to riders that provide disability or accidental death benefits.

MISSTATEMENT OF AGE OR SEX. If the age or sex of the Insured or any person insured by rider has been misstated, the amount of the death benefit will be adjusted. The Death Benefit will be adjusted to the amount that would be purchased by the most recent cost of insurance deductions using the correct cost of insurance rate.

SUICIDE. Suicide within two years of the Policy Date is not covered by the Policy unless otherwise provided by a state's Insurance law. If the Insured, while sane or insane, commits suicide within two years after the policy date, ALIC will pay only the premiums received less any Partial Withdrawals, the cost for riders and any outstanding policy debt. If the Insured, while sane or insane, commits suicide within two years after the effective date of any increase in the Specified Amount, ALIC's liability with respect to such increase will only be its total cost of insurance applied to the increase. The laws of Missouri provide that death by suicide at any time is covered by the Policy, and further that suicide by an insane person may be considered an accidental death.

POSTPONEMENT OF PAYMENTS. Payment of any amount upon Surrender, Partial Withdrawals, policy loans, benefits payable at death or maturity, and transfers may be postponed whenever: (i) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission;
(ii) the Commission by order permits postponement for the protection of Policyowners; (iii) an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Account's net assets; or (iv) Surrender, loans or Partial Withdrawals from the Fixed Account may be deferred for up to 6 months from the date of written request. Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Policyowner's bank.

REPORTS AND RECORDS. ALIC will maintain all records relating to the Account and will mail to the Policyowner, at the last known address of record, within 30 days after each Policy Anniversary, an annual report which shows the current Accumulation Value, Net Cash Surrender Value, Death Benefit, premiums paid, outstanding policy debt and other information. The Policyowner will also be sent a periodic report for the Funds and a list of the portfolio securities held in each portfolio of the Funds.


ADDITIONAL INSURANCE BENEFITS (RIDERS)

Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. All riders are not available in all states. The cost, if any, of additional insurance benefits will be deducted as part of the monthly deduction. (See Charges Deducted From Accumulation Value-Monthly Deduction, page 23).

ACCELERATED BENEFIT RIDER FOR TERMINAL ILLNESS (LIVING BENEFIT RIDER). Upon satisfactory proof of terminal illness after the two-year contestable period (no waiting period in certain states) ALIC will accelerate the payment of up to 50% of the lowest scheduled Death Benefit as provided by eligible coverages, less an amount up to two guideline level premiums.

Future premium allocations after the payment of the benefit must be allocated to the Fixed Account. Payment will not be made for amounts less than $4,000 or more than $250,000 on all policies issued by ALIC or its affiliates. ALIC may charge the lesser of 2% of the benefit or $50 as a Partial Withdrawal charge to cover the costs of administration.

Satisfactory proof of terminal illness must include a written statement from a licensed physician who is not related to the Insured or the Policyowner stating that the Insured has a non-correctable medical condition that, with a reasonable degree

--------------------------------------------------------------------------------
26     LLVL

--------------------------------------------------------------------------------
of medical certainty, will result in the death of the Insured in less than 12 months (6 months in certain states) from the physician's statement. Further, the condition must first be diagnosed while the Policy was in force.

The accelerated benefit first will be used to repay any outstanding policy loans and unpaid loan interest, and will also affect future loans, Partial Withdrawals, and Surrender. The accelerated benefit will be treated as a lien against the policy Death Benefit and will thus reduce the proceeds payable on the death of the Insured. There is no extra premium for this rider.

CHILDREN'S PROTECTION RIDER. Provides for term insurance on the Insured's children, as defined in the rider. Under the terms of the rider, the Death Benefit will be payable to the named beneficiary upon the death of any insured child. Upon receipt of proof of the Insured's death before the rider terminates, the rider will be considered paid up for the term of the rider.

GUARANTEED INSURABILITY RIDER. Provides that the Policyowner can purchase additional insurance for the Insured by increasing the Specified Amount of the Policy at certain future dates without evidence of insurability.

WAIVER OF MONTHLY DEDUCTIONS ON DISABILITY. Provides, while the Insured is disabled, for the waiver of monthly deduction for expense charges and the cost of insurance charges including table ratings and flat extras for the policy and all riders.

PAYOR WAIVER OF MONTHLY DEDUCTIONS ON DISABILITY. Provides, while the covered person is disabled, for the waiver of monthly deductions for expense charges and the cost of insurance charges including table ratings and flat extras for the policy and all riders. This rider is available for Insureds ages 0 to 14.

COST RECOVERY RIDER. This rider allows a one time special Partial Withdrawal without reducing the Specified Amount. There is no charge for this rider.

EXTENDED MATURITY RIDER. This rider may be elected by submitting a written request to ALIC during the 90 days prior to Maturity Date. If elected, as long as the Surrender Value is greater than zero, the policy will remain in force for purposes of providing a benefit at the time of the Insured's death. Once this rider becomes effective, no further premium payments will be accepted, and no monthly charges will be made for cost of insurance, riders or flat extra rating. All other policy provisions not specifically noted herein will remain in effect while the policy continues in force. Interest on policy loans will continue to accrue and become part of the policy debt. This rider does not extend the Maturity Date for purposes of determining benefits under any other riders. Death Benefit Proceeds are payable to the beneficiary.

There is no extra premium for this rider. This rider is not available in all states.

The Internal Revenue Service has not issued a ruling regarding the tax consequences of this rider. There may be tax consequences to the election of this rider.

DISTRIBUTION OF THE POLICIES

Ameritas Investment Corp. ("Investment Corp."), a wholly-owned subsidiary of AMAL Corporation will act as the principal underwriter of the Policies, pursuant to an Underwriting Agreement between itself and ALIC. Investment Corp. was organized under the laws of the State of Nebraska on December 29, 1983 and is a registered broker/dealer pursuant to the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers.

There is no premium load to cover sales and distribution expenses. To the extent that sales and distribution expenses are paid, if at all, ALIC will pay them from its other assets or surplus in its general account, which include amounts derived from mortality and expense risk charges and other charges made under the Policy.

Policies  can  be  purchased   directly  from  ALIC  through   Veritas,   ALIC's
wholly-owned, direct-to-consumer subsidiary, with salaried employees who are Registered Representatives of Investment Corp. and who will not receive compensation related to the purchase.

Policies can be purchased from field representatives who are Registered Representatives of Investment Corp., or from Registered Representatives of other registered broker-dealers authorized to sell the policies subject to applicable law. In these situations, Investment Corp. or the other broker-dealer may receive compensation in an amount no greater than 9% of the target first year premium paid plus the first year cost of any riders, and 2% of excess first year premium. In years thereafter, Investment Corp. or the other broker-dealer may receive asset based compensation at an annualized rate of .1% per policy year of the Net Cash Surrender Value. Investment Corp. or the other broker-dealer may pass a portion of this compensation on to the Registered Representative or the manager of the Registered Representative.

--------------------------------------------------------------------------------
                                                                     LLVL     27

--------------------------------------------------------------------------------
Upon any subsequent increase in Specified Amount or any subsequent increase in riders, marketing allowances will also be paid based on the amount of the increase in Specified Amount or increase in rider.

FEDERAL TAX MATTERS

The following discussion provides a general description of the federal income tax considerations associated with the Policy, and does not purport to be complete or cover all situations. This discussion is not intended as tax advice. No attempt has been made to consider in detail any applicable state or other tax (except premium taxes, see discussion "Premium Charges," page 23) laws. This discussion is based upon ALIC's understanding of the relevant laws at the time of filing. Counsel and other competent advisors should be consulted for more complete information before a Policy is purchased.

(a) TAXATION OF ALIC. ALIC is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code of 1986 (the "Code"). At this time, since the Account is not an entity separate from ALIC, and its operations form a part of ALIC, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Net investment income and realized net capital gains on the assets of the Account are reinvested and automatically retained as a part of the reserves of the Policy and are taken into account in determining the Death Benefit and Accumulation Value of the Policy. ALIC believes that Account net investment income and realized net capital gains will not be taxable to the extent that such income and gains are retained as reserves under Policy.

     ALIC does not currently expect to incur any additional federal income tax liability attributable to the Account with respect to the sale of the Policies. Accordingly, no charge is being made currently to the Account for federal income taxes. If, however, ALIC determines that it may incur such taxes attributable to the Account, it may assess a charge for such taxes against the Account.

     ALIC may also incur state and local taxes (in addition to premium taxes for which a deduction from premiums is currently made). At present, they are not charges against the Account. If there is a material change in state or local tax laws, charges for such taxes attributable to the Account, if any, may be assessed against the Account.

(b) TAX STATUS OF THE POLICY. The Code (section 7702) includes a definition of a life insurance contract for federal tax purposes, which places limitations on the amount of premiums that may be paid for the Policy and the relationship of the Accumulation Value to the Death Benefit. ALIC believes that the Policy meets the statutory definition of a life insurance contract. If the Death Benefit of a Policy is changed, the applicable definitional limitations may change. In the case of a decrease in the death benefit, a Partial Withdrawal, a change from Option B to Option A, or any other such change that reduces future benefits under the Policy during the first 15 years after a Policy is issued and that results in a cash distribution to the Policyowners in order for the Policy to continue complying with the section 7702 definitional limitations on premiums and Accumulation Values, such distributions will be taxable as ordinary income to the Policyowner (to the extent of any gain in the Policy) as prescribed in section 7702.

     The Code (section 7702A) also defines a "modified endowment contract" for federal tax purposes which causes distributions to be taxed as ordinary income to the extent of any gain. This Policy will become a "modified endowment contract" if the premiums paid into the Policy fail to meet a 7-pay premium test as outlined in Section 7702A of the Code.

     Certain benefits the Insured may elect under this Policy may be material changes affecting the 7-pay premium test. These include changes in Death Benefits and changes in the Specified Amount. Should the Policy become a "modified endowment contract", Partial Withdrawal or Surrenders, assignments, pledges, and loans (including loans to pay loan interest) under the Policy will be taxable to the extent of any gain under the Policy. A 10% penalty tax also applies to the taxable portion of any distribution prior to the Insured's age 59 1/2 . The 10% penalty tax does not apply if the Insured is disabled as defined under the Code or if the distribution is paid out in the form of a life annuity on the life of the Insured or the joint lives of the Insured and beneficiary. One may avoid a Policy becoming a modified endowment contract by, among other things, not making excessive payments or reducing benefits. Should one deposit excessive premiums during a policy year, that portion that is returned by ALIC within 60 days after the Policy Anniversary will reduce the premiums paid to avoid the Policy becoming a modified endowment contract.

     The Code (Section 817(h)) also authorizes the Secretary of the Treasury (the "Treasury") to set standards by regulation or otherwise for the investments of the Account to be "adequately diversified" in order for the Policy to be treated as a life insurance contract for federal tax purposes. The Account, through the Funds, intends to comply with the diversification requirements prescribed by the Treasury in temporary regulations published in the Federal Register on September 15, 1986, which affect how the Fund's assets may be invested.
--------------------------------------------------------------------------------
28     LLVL

--------------------------------------------------------------------------------
     However, ALIC believes that the Funds will meet the diversification requirements and ALIC will monitor compliance with this requirement. Thus, ALIC believes that the Policy will be treated as a life insurance contract for federal tax purposes.

     In connection with the issuance of temporary regulations relating to the diversification requirements, the Treasury announced that such regulations do not provide guidance concerning the extent to which owners may direct their investments to particular divisions of a separate account. Regulations in this regard may be issued in the future. It is not clear what these regulations will provide nor whether they will be prospective only. It is possible that when regulations are issued, the Policy may need to be modified to comply with such regulations. For these reasons, the Company reserves the right to modify the Policy as necessary to prevent the Policyowner from being considered the owner of the assets of the Separate Account.

     The following discussion assumes that the Policy will qualify as a life insurance contract for federal tax purposes.

(c) TAX TREATMENT OF POLICY PROCEEDS. ALIC believes that the Policy will be treated in a manner consistent with a fixed benefit life insurance policy for federal income tax purposes. Thus, ALIC believes that the death benefit payable will be excludable from the gross income of the beneficiary under
     Section 101(a)(1) of the Code and the Policyowner will not be deemed to be in constructive receipt of the Accumulation Value under the Policy until its actual Surrender. However, in the event of certain cash distributions under the Policy resulting from any change which reduces future benefits under the Policy, the distribution will be taxed in whole or in part as ordinary income (to the extent of gain in the Policy). See discussion above, "Tax Status of the Policy."

     ALIC also believes that loans received under a Policy will be treated as indebtedness of the Policyowner and that no part of any loan under a Policy will constitute income to the Policyowner so long as the Policy remains in force, unless the Policy becomes a Modified Endowment Contract. Should the policy lapse while policy loans are outstanding, the portion of the loans attributable to earnings will become taxable. Generally, interest paid on any loan under a Policy owned by an individual will not be tax-deductible.

     Except for Policies with respect to a limited number of key persons of an employer (both as defined in the Internal Revenue Code), and subject to applicable interest rate caps, the Health Insurance Portability and Accountability Act of 1996 (the "Health Insurance Act") generally repeals the deduction for interest paid or accrued after October 13, 1995 on loans from corporate owned life insurance Policies. Certain transitional rules for existing indebtedness are included in the Health Insurance Act. The transitional rules include a phase-out of the deduction for indebtedness incurred (1) before January 1, 1996, (or) (2) before January 1, 1997, for Policies entered into in 1994 or 1995. The phase-out of the interest expense deduction occurs over a transition period between October 13, 1995 and January 1, 1999. There is also a special rule for pre-June 21, 1986 Policies. Policyowners should consult a competent tax advisor concerning the tax implications of these changes for their Policies.

     The right to exchange the Policy for a flexible premium adjustable life insurance policy (See Exchange Privilege, page 20), the right to change owners (See General Provisions, page 25), and the provision for Partial Withdrawals (See Surrenders, page 19) may have tax consequences depending on the circumstances of such exchange, change, or Partial Withdrawal. Upon Surrender or when maturity benefits are paid, if the amount received plus any outstanding policy debt exceeds the total premiums paid, (the "basis"), that are not treated as previously withdrawn by the Policyowner, the excess generally will be taxed as ordinary income.

     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on applicable law and the circumstances of each Policyowner or beneficiary. In addition, if the Policy is used in connection with tax-qualified retirement plans, certain limitations prescribed by the Internal Revenue Service on, and rules with respect to the taxation of, life insurance protection provided through such plans may apply.

SAFEKEEPING OF THE ACCOUNT'S ASSETS

ALIC holds the assets of the Account. The assets are kept physically segregated and held separate and apart from the General Account assets, except for the Fixed Account. ALIC maintains records of all purchases and redemptions of Funds shares by each of the Subaccounts.

THIRD PARTY SERVICES

ALIC is aware that certain third parties are offering investment advisory services in connection with the contracts. ALIC does not endorse, approve or recommend such services in any way and contract owners should be aware that fees paid for such services are separate and in addition to fees paid under the contracts.

--------------------------------------------------------------------------------
                                                                     LLVL     29

--------------------------------------------------------------------------------
VOTING RIGHTS

ALIC is the legal holder of the shares held in the Subaccounts of the Account and as such has the right to vote the shares; to elect Directors of the Funds, to vote on matters that are required by the 1940 Act and upon any other matter that may be voted upon at a shareholders's meeting. To the extent required by law, ALIC will vote all shares of the Funds held in the Account at regular and special shareholder meetings of the Funds in accordance with instructions received from Policyowners based on the number of shares held as of the record date declared by the Fund's Board of Directors.

The number of Fund shares in a Subaccount for which instructions may be given by a Policyowner is determined by dividing the Policy's Accumulation Value held in that Subaccount by the net asset value of one share in the corresponding portfolio of the Fund. Fractional shares will be counted. Fund shares held in each Subaccount for which no timely instructions from Policyowners are received and Fund shares held in each Subaccount which do not support Policyowner interests will be voted by ALIC in the same proportion as those shares in that Subaccount for which timely instructions are received. Voting instructions to abstain on any item to be voted will be applied on a pro rata basis to reduce the votes eligible to be cast. Should applicable federal securities laws or regulations permit, ALIC may elect to vote shares of the Fund in its own right.

DISREGARD OF VOTING INSTRUCTION. ALIC may, if required by state insurance officials, disregard voting instructions if those instructions would require shares to be voted to cause a change in the subclassification or investment objectives or policies of one or more of the Funds' Portfolios, or to approve or disapprove an investment adviser or principal underwriter for the Funds. In addition, ALIC itself may disregard voting instructions that would require changes in the investment objectives or policies of any portfolio or in an investment adviser or principal underwriter for the Funds, if ALIC reasonably disapproves those changes in accordance with applicable federal regulations. If ALIC does disregard voting instructions, it will advise Policyowners of that action and its reasons for the action in the next annual report or proxy statement to Policyowners.

STATE REGULATION OF ALIC

ALIC, a mutual life insurance company organized under the laws of Nebraska, is subject to regulation by the Nebraska Department of Insurance. On or before March 1 of each year an NAIC convention blank covering the operations and reporting on the financial condition of ALIC and the Account as of December 31 of the preceding year must be filed with the Nebraska Department of Insurance. Periodically, the Nebraska Department of Insurance examines the liabilities and reserves of ALIC and the Account and certifies their adequacy.

In addition, ALIC is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. The policies offered by the Prospectus are available in the various states as approved. Generally, the Insurance Department of any other state applies the laws of the state of domicile in determining permissible investments.

EXECUTIVE OFFICERS AND DIRECTORS OF ALIC

Shows name and position(s) with ALIC followed by the principal occupations for the last five years.***

LAWRENCE J. ARTH, DIRECTOR, CHAIRMAN OF THE BOARD, & CHIEF EXECUTIVE OFFICER* Director, Chairman of the Board, President, Chief Executive Officer: Pathmark
Assurance Company, Bankers Life Nebraska Company, Ameritas Variable Life Insurance Company; AMAL Corporation; BLN Financial Services, Inc.; Director, Chairman of the Board: Veritas Corp., Ameritas Investment Corp., FMA Realty Inc., Ameritas Investment Advisors, Inc.; Chairman, President, Chief Executive
Officer: Lincoln Gateway Shopping Center, Inc.; Director, Chairman of the Board, Chief Executive Officer: First Ameritas Life Insurance Corp. of New York;
Director: Ameritas Bankers Assurance Company, Ameritas Managed Dental Plan, Inc.

KENNETH C. LOUIS, DIRECTOR, PRESIDENT AND CHIEF OPERATING OFFICER*
Director, Executive Vice President: Ameritas Variable Life Insurance Company; AMAL Corporation; Director and Senior Vice President: Ameritas Investment Corp.;
Director: First Ameritas Life Insurance Corp. of New York, Ameritas Investment Advisors, Inc., Veritas Corp., Ameritas Bankers Assurance Company, Bankers Life Nebraska Company, BLN Financial Services, Inc., FMA Realty, Inc., Lincoln Gateway Shopping Center, Inc., Pathmark Assurance Company, Ameritas Managed Dental Plan, Inc.
--------------------------------------------------------------------------------
30     LLVL

--------------------------------------------------------------------------------
NORMAN M. KRIVOSHA, EXECUTIVE VICE PRESIDENT, SECRETARY AND CORPORATE GENERAL COUNSEL*
Director, Secretary: Ameritas Investment Advisors Inc., BLN Financial Services Inc., Ameritas Bankers Assurance Company, Veritas Corp., Pathmark Assurance Company, Bankers Life Nebraska Company; FMA Realty, Inc., Ameritas Managed Dental Plan, Inc.; Vice President, Secretary and General Counsel: First Ameritas Life Insurance Corp. of New York; Ameritas Variable Life Insurance Company; AMAL Corporation; Ameritas Investment Corp.; Secretary: Lincoln Gateway Shopping Center, Inc.

JON C. HEADRICK, EXECUTIVE VICE PRESIDENT-INVESTMENTS AND TREASURER*
Treasurer to: Ameritas Investment Corp., AMAL Corporation, Veritas Corp., Ameritas Bankers Assurance Company, Bankers Life Nebraska Company, Pathmark Assurance Company, Ameritas Variable Life Insurance Company, First Ameritas Life Insurance Corp. of New York, Ameritas Managed Dental Plan, Inc.; Director, Vice President and Treasurer to: BLN Financial Services Inc.; Director, President and
Treasurer:  FMA Realty  Inc.;  Director,  President,  Chief  Executive  Officer:
Ameritas Investment Advisors Inc.

JAMES P. ABEL, DIRECTOR**
President: NEBCO, Inc.

DUANE W. ACKLIE, DIRECTOR**
Chairman: Crete Carrier Corporation; Director: AMAL Corporation

ROBERT C. BARTH, SECOND VICE PRESIDENT AND ASSISTANT CONTROLLER*

ROXANN BRENNFOERDER, VICE PRESIDENT-PENSIONS*

WAYNE E.  BREWSTER, VICE PRESIDENT-VARIABLE SALES*
Senior Vice President-Variable Sales: Ameritas Variable Life Insurance Company.

ROBERT W. BUSH, EXECUTIVE VICE PRESIDENT-INDIVIDUAL INSURANCE*
Director, Senior Vice President Variable Operations and Administration: Ameritas Variable Life Insurance Company; Chairman, President, CEO: CUNA Mutual Financial Services Corporation; CUNA Brokerage Services, Inc.; Century Financial Services Corp.; CUNA Mutual General Agency of Texas, Inc.; CM Field Services, Inc.; Plan America Program, Inc.; Director: CU Financial and Insurance Services, Inc.; CUNA Mutual Insurance Agency of Alabama, Inc.; CUNA Mutual Insurance Agency of Massachusetts, Inc.; CUNA Mutual Life Insurance Agency of Mississippi, Ltd.; CUNA Mutual Casualty Insurance Agency of Mississippi, Inc.; CUNA Mutual Insurance Agency of New Mexico, Inc; CUNA Mutual Insurance Agency of Ohio, Inc.; Vice President: CUNA Mutual Funds Management Company, L.L.C.; Senior Vice
President: CUNA Mutual Insurance Society; CUNA Mutual Investment Corporation; CUMIS Insurance Society, Inc.; League General Insurance Company; Members Life Insurance Company; CUNA Mutual Insurance Agency, Inc.; Century Life of America; Century Life Insurance Co.

JAN M. CONNOLLY, VICE PRESIDENT-CORPORATE OPERATIONS, PLANNING AND QUALITY*

WILLIAM W. COOK, JR., DIRECTOR**
Chairman, President, Chief Executive Officer: The Beatrice National Bank and Trust Co.

GERALD B. DIMON, VICE PRESIDENT-HUMAN RESOURCES*

BERT A. GETZ, DIRECTOR**
President, Director: Globe Corporation; Director: Security Pacific Bank Arizona, Security Pacific Bancorp Southwest, Bancwest Mortgage Corp., Security Pacific Corporation, Security Pacific National Bank, Ellsworth Financial Corp., Iliff, Thorn & Co., CalMat Co., Dean Foods Company, Continental Bank, Continental Bank Corp.; Advisory Director: Myers Craig Vallone Co.; Trustee: Mayo Foundation

WILLIAM R. GIOVANNI, SENIOR VICE PRESIDENT AND CHIEF EXECUTIVE OFFICER-AIC*
President:  FirsTier Securities

JAMES R. HAIRE, VICE PRESIDENT-CORPORATE ACTUARY*
Director: Pathmark Assurance Co.; Vice President and Actuary: Ameritas Variable Life Insurance Company; Director and Vice President: First Ameritas Life Insurance Corp. of New York
--------------------------------------------------------------------------------
                                                                     LLVL     31

--------------------------------------------------------------------------------
THOMAS D. HIGLEY, VICE PRESIDENT - INDIVIDUAL FINANCIAL OPERATIONS AND ACTUARY* Vice President and Actuary: Ameritas Variable Life Insurance Company, First Ameritas Life Insurance Corp. of New York; Director, Vice President and Actuary:
Ameritas Bankers Assurance Company

LESLIE D. INMAN, VICE PRESIDENT - GROUP  MARKETING AND PLANNING*
National Sales Director, VP and National Marketing Manager: American Bankers Insurance

STEVEN K. ISAACS, VICE PRESIDENT-GROUP FIELD SALES*
District Director-Sales; Regional Vice President-Sales: Fortis Benefits

MIKE JASKOLKA, VICE PRESIDENT - INFORMATION SERVICES*

MARTY L. JOHNSON, SECOND VICE PRESIDENT - INDIVIDUAL UNDERWRITING*
Reinsurance  Underwriting  Consultant:   TransAmerica  Occidental  Life;  Senior
Underwriter: Amaco Life Insurance Company

KENNETH R. JONES, VICE PRESIDENT, CORPORATE COMPLIANCE AND ASSISTANT SECRETARY* Assistant Vice President and Assistant Secretary: Bankers Life Nebraska Company, Pathmark Assurance Company; Vice President-Corporate Compliance and Assistant
Secretary: Ameritas Investment Advisors, Inc., Ameritas Investment Corp., Ameritas Variable Life Insurance Company, First Ameritas Life Insurance Corp. of New York

JAMES R. KNAPP, DIRECTOR**
President: The Brookhollow Group; General Partner: Windsor Associates

ROBERT F. KROHN, DIRECTOR**
President:  Krohn  Corporation;   Chairman  of  the  Board:  Commercial  Federal
Corporation

WILLIAM W. LESTER, VICE PRESIDENT-SECURITIES*
Vice President-Securities: Ameritas Investment Advisors, Inc.

WILFRED J. MADDUX, DIRECTOR**
President, Manager: Maddux Cattle Company

JOANN M. MARTIN, SENIOR VICE PRESIDENT - CONTROLLER AND CHIEF FINANCIAL OFFICER* Controller to: Veritas Corp. Bankers Life Nebraska Company, Pathmark Assurance Company, Ameritas Variable Life Insurance Company; Director, Controller: Lincoln Gateway Shopping Center Inc.; Director, Comptroller, Assistant Secretary:
Ameritas Bankers Assurance Company; Vice President, Comptroller: First Ameritas Life Insurance Corp. of New York; Director: Ameritas Investment Advisors, Inc., Ameritas Investment Corp., BLN Financial Services, Inc., FMA Realty, Inc.; Director, Chief Financial Officer: Ameritas Managed Dental Plan, Inc.

ANTHONY MAZZARELLI, JR., VICE PRESIDENT - INDIVIDUAL FIELD SALES*
Manager   Training   Services\Management   Development   MidAmerica   Territory,
Metropolitan Life Insurance Co.

BRUCE R. MCMULLEN, M.D., VICE PRESIDENT AND MEDICAL DIRECTOR*

DAVID C. MOORE, EXECUTIVE VICE PRESIDENT - GROUP AND PENSIONS*
Director: Bankers Life Nebraska Company, Pathmark Assurance Company; Director, Chairman of the Board: Ameritas Bankers Assurance Company; Director, Chairman of the Board: Ameritas Managed Dental Plan, Inc.; Vice President- Product Manager:
Central Life

WILLIAM W. NELSON, VICE PRESIDENT - GROUP ADMINISTRATION*
Director: Ameritas Bankers Assurance Company; Vice President: Ameritas Managed Dental Plan, Inc.

DALE NIEBUHR, SECOND VICE PRESIDENT - INTERNAL AUDIT*

GARY R. RAYMOND, VICE PRESIDENT - GROUP ACTUARY*
Director: Ameritas Bankers Assurance Company

--------------------------------------------------------------------------------
32     LLVL

--------------------------------------------------------------------------------
BARRY C. RITTER, SENIOR VICE PRESIDENT - INFORMATION SERVICES*

PAUL C. SCHORR, III, DIRECTOR**
President and CEO: ComCor Holding, Inc.; Chairman: Ebco/Commonwealth, Inc.; President, Chief Executive Officer: Fishbach Corp., Commonwealth Companies, Inc.

WILLIAM C. SMITH, DIRECTOR**
Director:  AMAL  Corporation;  President:  William  C.  Smith & Co.;  President,
Chairman, Chief Executive Officer: FirsTier Bank, N.A.; President, Chief Operating Officer, Chairman, Chief Executive Officer: FirsTier Financial, Inc.

DONALD R. STADING, VICE PRESIDENT AND GENERAL COUNSEL - INSURANCE AND ASSISTANT SECRETARY*
Director,  Assistant  Secretary:  Ameritas Bankers Assurance Company;  Director,
Assistant   Secretary:   Ameritas   Managed   Dental   Plan,   Inc.;   Corporate
Counsel/Lending Group: National Bank of Commerce

NEAL E. TYNER, DIRECTOR, CHAIRMAN EMERITUS**
NET Consultants, Formerly Chairman of the Board and CEO of ALIC;

KENNETH L. VANCLEAVE, VICE PRESIDENT - GROUP MANAGED CARE AND PARTNERING* Director, Vice President: Ameritas Managed Dental Plan, Inc.; Assistant Vice President-Group Operation: Amerisure Companies

WINSTON J. WADE, DIRECTOR**
Vice   President-Network   Infrastructure:   U.S.  West   Communications;   Vice
President-Technical Services: U.S. West Communication, Inc.

JON B. WEINBERG, VICE PRESIDENT-MORTGAGE LOANS AND REAL ESTATE*

STEVEN L. WELTON, VICE PRESIDENT-INDIVIDUAL MARKETING*
Assistant  Vice   President-Marketing   Services:   Northwestern  National  Life
Insurance Co.

* Principal business address: Ameritas Life Insurance Corp, One Ameritas Way, 5900 "O" Street, P.O. Box 81889, Lincoln, Nebraska 68501.

** Principal address for: James P. Abel, NEBCO, Inc., P.O. Box 80268, Lincoln, Nebraska 68501; Duane W. Acklie, Crete Carrier Corporation, P.O. Box 81228, Lincoln, Nebraska 68501; William W. Cook, Jr., The Beatrice National Bank and Trust Company, P.O. Box 100, Beatrice, Nebraska 68310; Bert A. Getz, Globe Corporation, 3634 Civic Center Blvd., Scottsdale, Arizona 85251; James R. Knapp, Brookhollow Group, One Brookhollow Drive, Santa Ana, California 92705; Robert F. Krohn, Krohn Corporation 1427 South 85th Ave., Omaha, Nebraska 68124; Wilfred Maddux, Maddux Cattle Company, P.O. Box 217, Wauneta, Nebraska 69045; Paul C. Schorr, III, ComCor Holding, Inc., 6940 "O" Street, Suite 336, P.O. Box 57310, Lincoln, Nebraska 68505, William C. Smith, William C. Smith & Co., Cornhusker Plaza, Suite 401, 301 So. 13th Street, Lincoln, Nebraska 68508; Neal E. Tyner, NET Consultants, 6940 O Street, Suite 324, Lincoln, Nebraska 68510; Winston J. Wade, c/o PMI Jockey Hollow Professional Park, P.O. Box 311, Mendham, New Jersey 07945-0311.

*** Where an individual has held more than one position with an organization during the last 5-year period, the last position held has been given.

LEGAL MATTERS

All matters of Nebraska law pertaining to the Policy, including the validity of the Policy and ALIC's right to issue the Policy under Nebraska Insurance Law, have been passed upon by Norman M. Krivosha, Executive Vice President, Secretary and Corporate General Counsel.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Account is a party or to which the assets of the Account are subject. ALIC is not involved in any litigation that is of material importance in relation to its total assets or that relates to its total assets or that related to the Account.

EXPERTS

Financial statements for the Account are not being provided for the period ended December 31, 1995, because the Policies underlying the Separate Account were not offered for sale until December 19, 1995, and the Account had no business activities, no assets, and no liabilities prior to December 31, 1995.
--------------------------------------------------------------------------------
                                                                     LLVL     33

--------------------------------------------------------------------------------
The financial statements of ALIC as of December 31, 1995 and 1994 and for each of the three years in the period ended December 31, 1995, included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

Actuarial matters included in this Prospectus have been examined by Thomas P. McArdle, Assistant Vice President- Associate Actuary of Ameritas Life Insurance Corp., as stated in the opinion filed as an exhibit to the registration statement.

ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policy offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Account, ALIC and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

FINANCIAL STATEMENTS

The financial statements of ALIC which are included in this Prospectus should be considered only as bearing on the ability of ALIC to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Account.

--------------------------------------------------------------------------------
34     LLVL

--------------------------------------------------------------------------------
AMERITAS LIFE INSURANCE CORP.
SEPARATE ACCOUNT LLVL


Ameritas Life Insurance Corp. Separate Account LLVL ("the Account") was established on August 24, 1994 under Nebraska Law by Ameritas Life Insurance Corp. ("ALIC") a mutual life insurance company to receive and invest premium payment and variable life insurance policies invested by ALIC. The account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

There are thirteen subaccounts in the separate account each of which invests only in the corresponding portfolio of the Vanguard Variable Insurance Fund or the Neuberger & Berman Advisers Management Trust. The assets of the account are segregated from the assets and liabilities of ALIC.

Prior to December 31, 1995, the account had no business activities, had no assets or liabilities and had no financial statement. The unaudited interim balance sheet for the period ending September 30, 1996 is included in this filing.

--------------------------------------------------------------------------------
                                                                     LLVL     35

                         AMERITAS LIFE INSURANCE CORP.
                              SEPARATE ACCOUNT LLVL
                             STATEMENT OF NET ASSETS
                               SEPTEMBER 30, 1996

                                   (UNAUDITED)

ASSETS

INVESTMENTS AT NET ASSET VALUE:
     Vanguard Variable Insurance Fund:
         Money Market Portfolio -  1,042,798.500 shares at
           $1.00 per share (cost $1,042,798)                      $   1,042,798
         Equity Index Portfolio -  31,752.718 shares at
           $18.32 per share (cost $556,696)                             581,710
         Equity Income -  15,288.264 shares at
           $13.71 per share (cost $203,060)                             209,602
         Growth Portfolio -  19,463.972 shares at
           $17.58 per share (cost $322,164)                             342,177
         Balanced Portfolio -  15,963.763 shares at
           $14.81 per share (cost $229,817)                             236,423
         High-Grade Bond Portfolio - 7,441.496 shares at
           $10.29 per share (cost $76,183)                               76,573
         International Portfolio - 22,767.018 shares at
           $12.74 per share (cost $281,489)                             290,052
     Advisers Management Trust:
         AMT Balanced Portfolio - 5,017.409 shares at                    77,168
           $15.38 per share (cost $76,583)
         AMT Growth Portfolio - 8,487.544 shares at                     209,303
           $24.66 per share (cost $201,819)
         AMT Partners Portfolio - 22,606.195 shares at                  335,702
           $14.85 per share (cost $314,787)
         AMT Limited Maturity Bond Portfolio - 710.935 shares at          9,768
           $13.74 per share (cost $9,631)
                                                                    ------------


         NET ASSETS REPRESENTING EQUITY OF POLICYOWNERS           $   3,411,276
                                                                    ============





The accompanying notes are an integral part of these financial statements.

36     LLVL

                         AMERITAS LIFE INSURANCE CORP.
                              SEPARATE ACCOUNT LLVL
                        STATEMENT OF NET ASSETS (cont'd.)
                               SEPTEMBER 30, 1996

                                   (UNAUDITED)



                                   Number of Units    Unit Value
                                  -----------------  ------------

Vanguard Variable Insurance Fund:
    Money Market Portfolio            1,009,088.632      1.033406   $ 1,042,798
    Equity Index Portfolio               31,722.744     18.337310       581,710
    Equity Income Portfolio              15,104.884     13.876445       209,602
    Growth Portfolio                     19,562.771     17.491214       342,177
    Balanced Portfolio                   15,744.273     15.016464       236,423
    High-Grade Bond Portfolio             7,173.486     10.674446        76,573
    International Portfolio              22,887.602     12.672878       290,052
Advisers Management Trust:
    Balanced Portfolio                    4,286.914     18.000767        77,168
    Growth Portfolio                      7,794.483     26.852689       209,303
    Partners Portfolio                   21,837.740     15.372562       335,702
    Limited Maturity Bond Portfolio         654.162     14.932460         9,768
                                                                  --------------

                                                                    $ 3,411,276
                                                                  ==============
















The accompanying notes are an integral part of these financial statements.
                                                                     LLVL     37

                          AMERITAS LIFE INSURANCE CORP.
                              SEPARATE ACCOUNT LLVL
               STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
                     FOR THE NINE MONTHS ENDED SEPTEMBER 30,

                                   (UNAUDITED)



                                                                   1996
                                                           ---------------------

INVESTMENT INCOME
     Dividend distributions received                     $               16,079
EXPENSE
     Charges to policyowners for assuming
     mortality and expense risk                                           6,153
                                                           ---------------------
              INVESTMENT INCOME - NET                                     9,926
                                                           ---------------------

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS - NET
     Capital gain distributions received                                  4,029
     Unrealized increase                                                 96,244
                                                           ---------------------
              NET GAIN ON INVESTMENTS                                   100,273
                                                           ---------------------

              NET INCREASE IN NET
              ASSETS RESULTING FROM OPERATIONS                          110,199

NET INCREASE IN NET ASSETS RESULTING
     FROM PREMIUM PAYMENTS AND OTHER
     OPERATING TRANSFERS                                              3,301,077
                                                           ---------------------
              TOTAL INCREASE IN NET ASSETS                            3,411,276

NET ASSETS
     Beginning of period                                                    ---
                                                           ---------------------
     End of period                                       $            3,411,276
                                                           =====================











The accompanying notes are an integral part of these financial statements.

38     LLVL

                          AMERITAS LIFE INSURANCE CORP.
                              SEPARATE ACCOUNT LLVL
                          NOTES TO FINANCIAL STATEMENTS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996

                                   (UNAUDITED)


A.       BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

         Ameritas Life Insurance Corp. Separate Account LLVL (the Account) was established under Nebraska law on August 24, 1994. The assets of the Account are held by Ameritas Life Insurance Corp. (ALIC) and are segregated from all of ALIC's other assets.

         The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. At September 30, 1996, there are eleven subaccounts within the Account. Seven of the subaccounts invest only in a corresponding Portfolio of the Vanguard Variable Insurance Fund which is a diversified open-end management investment company managed by The Vanguard Group. Four of the subaccounts invest only in a corresponding Portfolio of the Neuberger & Berman Advisers Management Trust which is a diversified open-end management investment company managed by Neuberger & Berman Management Incorporated.

         Each Portfolio pays the manager a monthly fee for managing its investments and business affairs. The assets of the Account are carried at the net asset value of the underlying Portfolios of the funds, and the value of the policyowners' units corresponds to the Account's investment in the underlying subaccounts.

         ALIC currently does not expect to incur any federal income tax liability attributable to the Account with respect to the sale of the variable life policies. If, however, ALIC determines that it may incur such taxes attributable to the Account, it may assess a charge for such taxes against the account.

B.       BASIS OF PRESENTATION OF UNAUDITED INTERIM FINANCIAL STATEMENTS:

         Management believes that all adjustments, consisting of only normal recurring accruals, considered necessary for a fair presentation of the unaudited interim financial statements have been included. The results of operations for any interim period are not necessarily indicative of results for the full year.


                                                                    LLVL     39

                          Independent Auditors' Report


Board of Directors
Ameritas Life Insurance Corp.
Lincoln, Nebraska


   We have audited the accompanying parent company only balance sheets of Ameritas Life Insurance Corp., a mutual life insurance company, as of December 31, 1995 and 1994, and the related parent company only statements of operations and policyowners' contingency reserves, and cash flows for each of the three years in the period ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such financial statements present fairly, in all material respects, the financial position of Ameritas Life Insurance Corp. as of December 31, 1995 and 1994, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1995, in conformity with statutory accounting practices which are considered generally accepted accounting principles for mutual life insurance companies.



DELOITTE & TOUCHE LLP


Lincoln, Nebraska
February 1, 1996
40     LLVL

                          AMERITAS LIFE INSURANCE CORP.
                               PARENT COMPANY ONLY
                                 BALANCE SHEETS
                                 (in thousands)



                                                                                    December 31,
                                                                        -----------------------------------
ASSETS                                                                       1995                  1994
                                                                        -------------         -------------
Investments:
     Bonds                                                              $   1,087,011         $   1,063,297
     Short-term investments                                                    81,902                35,999
     Mortgage loans                                                           199,788               196,070
     Real estate                                                               41,480                43,129
     Stock - other than affiliates                                             60,764                46,717
            - affiliates                                                       30,932                28,559
     Partnerships - real estate                                                22,950                23,603
                    - joint venture                                            20,755                19,929
     Other investments                                                          1,626                 2,084
                                                                        -------------          ------------
                                                                            1,547,208             1,459,387
     Loans on life insurance policies                                          66,529                67,883
                                                                         ------------          ------------
                    Total investments                                       1,613,737             1,527,270

Cash                                                                              361                 3,142
Accrued investment income                                                      23,077                24,192
Other current accounts receivable                                               2,576                 1,154
Deferred and uncollected premiums                                               8,880                 8,724
Data processing and other admitted assets                                       1,219                 1,412
Separate Accounts                                                              50,674                30,887
                                                                        -------------          -------------
                                                                        $   1,700,524         $   1,596,781
                                                                         ============          =============



LIABILITIES AND POLICYOWNERS' CONTINGENCY RESERVES
Policy reserves                                                         $     669,610         $     642,512
Funds left on deposit                                                         633,715               626,877
Reserves for unpaid claims                                                     17,107                17,451
Dividends payable to policyowners in following year                            10,557                10,452
Interest maintenance reserve                                                   12,549                12,059
Postretirement benefit obligation                                               2,542                 2,769
Accrued taxes
     Federal income - current                                                  15,896                14,280
                    - deferred                                                 21,673                18,260
     Other                                                                        474                   469
Other liabilities                                                              23,949                19,666
Asset valuation reserve                                                        37,111                30,178
Separate Accounts                                                              50,674                30,887
                                                                         ------------          ------------
                                                                            1,495,857             1,425,860
                                                                         ------------          ------------

Policyowners' contingency reserves                                            204,667               170,921
                                                                         ------------          ------------

                                                                        $   1,700,524         $   1,596,781
                                                                         ============          ============



The accompanying notes to financial statements are an integral part of these statements.

                                                                    LLVL      41



                          AMERITAS LIFE INSURANCE CORP.
                               PARENT COMPANY ONLY
                            STATEMENTS OF OPERATIONS
                     AND POLICYOWNERS' CONTINGENCY RESERVES
                                 (in thousands)




                                                                                 Years Ended December 31,
                                                                     --------------------------------------------
                                                                         1995            1994           1993
                                                                     -------------   -------------  -------------
INCOME:
Premiums from policyowners for life insurance, health
     insurance and annuities                                         $     229,561   $    216,269   $    198,585
Deposit administration funds, dividend accumulations
     and other funds left on deposit                                       101,089         46,244         50,160
Other income                                                                 8,056          7,008          6,312
Net investment income                                                      121,679        116,581        119,639
                                                                      -------------   -----------    ------------
            Total income                                                   460,385        386,102        374,696
                                                                      -------------   -----------    ------------


DEDUCTIONS:
Benefits to policyowners and beneficiaries                                 287,240       264,364         241,890
Additions to policy reserves and deposit funds                              52,008        16,168          37,728
Commissions                                                                 14,660        11,549           7,622
Cost of insurance operations                                                44,678        43,479          38,616
Taxes, licenses and fees                                                     6,668         6,754           6,676
                                                                      -------------  ------------    ------------
            Total deductions                                               405,254       342,314         332,532
                                                                      -------------  ------------    ------------

Income before dividends, income taxes, and realized gains                   55,131        43,788          42,164

Dividends appropriated for policyowners                                     10,676        10,337          11,009
                                                                      -------------  ------------    ------------
Income before income taxes and realized gains                               44,455        33,451          31,155

Provision for federal income taxes                                          16,100        20,500          11,360
                                                                       ------------  ------------    ------------
Net income from operations                                                  28,355        12,951          19,795

Realized gains on investments, net of tax of $1,573, $1,001 and $10,070 and transfers to the interest maintenance reserve of $2,068,
     $985 and $6,628 in 1995, 1994 and 1993, respectively                      853         1,872          12,077
                                                                       ------------  ------------    ------------

Net income transferred to policyowners' contingency reserves                29,208        14,823          31,872

Change in net unrealized gains on investments                               10,465        (8,184)         (4,561)
Transfers (to)/from asset valuation reserve                                 (6,933)        3,053          (2,673)
Other - net                                                                  1,006          (500)         (4,566)
                                                                      -------------   -----------    ------------
     Net change in Policyowners' contingency reserves                       33,746         9,192          20,072

Policyowners' contingency reserves at beginning                            170,921       161,729         141,657
                                                                      -------------   -----------    ------------

Policyowners' contingency reserves at end                            $     204,667   $   170,921    $    161,729
                                                                      =============   ===========    ============







The  accompanying  notes to financial  statements  are an integral part of these statements.

42     LLVL

                          AMERITAS LIFE INSURANCE CORP.
                               PARENT COMPANY ONLY
                            STATEMENTS OF CASH FLOWS
                                 (in thousands)




                                                                                 Years Ended December 31,
                                                                       -------------------------------------------
                                                                           1995           1994           1993
                                                                       ------------  --------------  -------------
OPERATING ACTIVITIES
Premium and deposit income                                            $    330,450  $    253,795    $    247,156
Investment income received, net                                            122,032       114,686         115,440
Benefits to policyowners and beneficiaries                                (181,174)     (178,101)       (170,788)
Transfer to Separate Accounts                                              (11,738)       (4,416)             --
Withdrawals of deposit administration funds                               (108,621)      (78,394)        (68,597)
Expenses and taxes, other than federal income tax                          (65,306)      (60,705)        (52,489)
Dividends paid to policyowners                                             (10,548)      (10,976)        (12,229)
Federal income tax paid                                                    (13,619)      (17,569)         (6,388)
Net decrease in loans on life insurance policies                             1,350         3,093           1,462
Other operating income and disbursements, net                                6,738         6,276           6,719
                                                                       -------------  ------------    ------------

            Net cash flow from operating activities                         69,564        27,689          60,286
                                                                       -------------  ------------    ------------

INVESTING ACTIVITIES
Proceeds from long-term investments sold, matured or repaid                166,594       174,903         342,266
Cost of long-term investments acquired                                    (193,036)     (264,648)       (384,347)
                                                                        ------------  ------------    ------------

      Net cash flow used in investing activities                           (26,442)      (89,745)        (42,081)
                                                                        ------------  ------------    ------------


Net cash flow                                                               43,122       (62,056)         18,205

Cash and short-term investments at beginning period                         39,141       101,197          82,992
                                                                        ------------  ------------    ------------

Cash and short-term investments at end of period                      $     82,263   $    39,141     $   101,197
                                                                        ============  ============    ============




The  accompanying  notes to financial  statements  are an integral part of these statements.

                                                                     LLVL     43

                          AMERITAS LIFE INSURANCE CORP.
                               PARENT COMPANY ONLY
                          NOTES TO FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

I. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
   -------------------------------------------

ORGANIZATION
  Ameritas Life Insurance Corp. is a mutual life insurance company chartered by the State of Nebraska. Its operations consist of life and health insurance and annuity and pension contracts. Wholly-owned insurance subsidiaries include Ameritas Variable Life Insurance Company, First Ameritas Life Insurance Corp. of New York, Pathmark Assurance Company, and Bankers Life Nebraska Company, a holding company, which owns 100% of Ameritas Bankers Assurance Company. In addition to the insurance subsidiaries the Company conducts other diversified financial service-related operations through the following wholly-owned subsidiaries: Veritas Corp. (a marketing organization for low-load insurance products); BLN Financial Services, Inc., which owns 100% of Ameritas Investment Corp. (a broker/dealer), Ameritas Investment Advisors, Inc. (an advisor providing investment management services to the Company and other insurance companies); FMA Realty Inc. (a real estate management firm); and Ameritas Managed Dental Plan, Inc. (a prepaid dental organization).

BASIS OF PRESENTATION
  The accompanying financial statements have been prepared in accordance with life insurance accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska. While appropriate for mutual life insurance companies, such accounting practices differ in certain respects from generally accepted accounting principles followed by other business enterprises. The
Financial Accounting Standards Board (FASB) has undertaken consideration of changing those methods constituting generally accepted accounting principles applicable to mutual life insurance companies. In accordance with pronouncements issued by the FASB in 1993 and1994, financial statements prepared on the basis of statutory accounting practices can no longer be described as prepared in conformity with generally accepted accounting principles for fiscal years beginning after December 15, 1995.

  The Company is permitted by the Insurance Department of the State of Nebraska to establish a deferred income tax liability to account for future taxes expected to be paid although such a liability is not required (see Note 5, Federal Income Taxes).

USE OF ESTIMATES
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  The principal prescribed accounting and reporting practices followed are:

INVESTMENTS
  Investments are reported according to valuation procedures prescribed by the National Association of Insurance Commissioners (NAIC), and generally: bonds and mortgage loans are valued at amortized cost; real estate at cost less accumulated depreciation when an operating investment, on the equity method when operated as a partnership, or at amortized cost when a purchase lease; preferred stock at cost; common stock of unaffiliated companies at market value; and investments in subsidiaries and investments in limited partnerships are valued on the equity basis.

  Realized capital gains and losses, including valuation allowances on specific investments, are recorded in the Statements of Operations and unrealized gains and losses are credited or charged to policyowners' contingency reserves.

AFFILIATES
  Investments in subsidiaries are reported in the balance sheets at equity in net assets. Dividends from these subsidiaries are included in investment income. The equity in undistributed net earnings or loss is credited or charged to policyowners' contingency reserves.

44     LLVL

                          AMERITAS LIFE INSURANCE CORP.
                               PARENT COMPANY ONLY
                          NOTES TO FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993


I. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued):
   -------------------------------------------------------

  The following amounts report totals for subsidiaries at December 31 and for the years then ended:

                                                  1995            1994
                                              -------------   -------------
                                                     (000's omitted)
   Total assets                              $    749,917    $   526,280
   Equity in net assets                            30,932         28,559
   Dividends received                                 150            500
   Equity in undistributed net income/(loss)          464         (3,055)


  Services are provided and received by and between the Company and its subsidiaries under administrative service agreements. The costs/recoveries associated with these agreements are reflected in operations.

  The Company has entered into guarantee agreements with two of its life insurance subsidiaries, Ameritas Variable Life Insurance and Ameritas Bankers Assurance Company. Under the agreements the Company guarantees the full, complete and absolute performance of all duties and obligations of these affiliates. Most of the affiliate amounts shown above relate to these subsidiaries.

  The Company has entered into a guarantee agreement with its subsidiary, Ameritas Managed Dental Plan, Inc. Under the agreement, the Company guarantees to maintain surplus of the affiliate at the required minimum level.

NON-ADMITTED ASSETS
  Certain assets (primarily furniture and equipment and software) are designated as "non- admitted" under Insurance Department accounting requirements. These assets are excluded from the balance sheets by adjustments to policyowners' contingency reserves. Total "non-admitted assets" were $11.7 million in both 1995 and 1994.

SEPARATE ACCOUNT BUSINESS
  Separate account assets and liabilities are segregated and are exclusively for the benefit of certain pension contract holders. Assets in separate accounts are held at market value.

RESERVES
  Policy reserves for life and annuity policies are established and maintained on the basis of published mortality tables using assumed interest rates and valuation methods established by the Insurance Department of the State of Nebraska.
  The liability for funds left on deposit with the Company includes deposit administration funds deposited on behalf of employer-employee or trustee groups to provide immediate and future retirement benefits. These funds are part of the general funds of the Company. The Company is not responsible for the adequacy of these funds to meet specified fund benefits.
   Reserves for unpaid claims include claims reported and unpaid and claims not yet reported, the latter estimated on the basis of historical experience. As such amounts are necessarily estimates, the ultimate liability will differ from the amount recorded and will be reflected in operations when additional information becomes known.
  The interest maintenance reserve is calculated based on the prescribed method developed by the NAIC. Realized gains and losses, net of tax, resulting from interest rate changes on fixed income investments are deferred and credited to this reserve. These gains and losses are then amortized into investment income over what would have been the remaining years to maturity of the underlying investment. Amortization included in investment income, was $1.6 million, $1.2 million and $.6 million for 1995, 1994 and 1993.
  The asset valuation reserve is a required appropriation of surplus to provide for possible losses that may occur on certain investments held by the Company. The reserve is computed based on holdings of bonds, stocks, mortgages, real estate and short-term investments and realized and unrealized gains and losses, other than those resulting from interest rate changes. Changes in the reserve are charged or credited to policyowners' contingency reserves.

                                                                     LLVL     45

                          AMERITAS LIFE INSURANCE CORP.
                               PARENT COMPANY ONLY
                          NOTES TO FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993


I. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued):
   -------------------------------------------------------

RECOGNITION OF PREMIUM INCOME AND RELATED EXPENSES
  Premiums are credited to revenue over the premium paying periods of the related policy. Annuity and pension fund deposits are recognized as income when received. Policy acquisition costs, such as commissions and other marketing and issuance expenses incurred in connection with acquiring new business, are charged to operations as incurred.

  Premium income for the years ended December 31 consists of the following:

                                                1995           1994          1993
                                             -----------   ------------  ------------
                                                        (000's omitted)
      Individual life and annuity           $    72,090   $    64,716   $    61,582
      Group life and health                     154,167       150,301       136,761
      Group annuity                               3,304         1,252           242
                                             -----------   ------------  ------------
         Total                              $   229,561   $   216,269   $   198,585
                                             ===========   ============  ============


DIVIDENDS TO POLICYOWNERS
  A portion of the Company's business has been issued on a participating basis. The amount of policyowners dividends to be paid is determined annually by the Board of Directors.

INCOME TAXES
   The Company files a consolidated life/non-life return with its subsidiaries. An agreement among the members of the consolidated group provides for distribution of consolidated tax results as if filed on a separate return basis. The current income tax expense or benefit (including effects of capital gains and losses and net operating losses) is apportioned generally on a sub-group (life/non-life) basis.


2. FINANCIAL INSTRUMENTS:
   ----------------------
  The following methods and assumptions were used to estimate the fair value of each class of financial instrument for which it is practicable to estimate a value:

Bonds
  For publicly traded securities, fair value is determined using an independent pricing source. For securities without a readily ascertainable fair value, the value has been determined using an interest rate spread matrix based upon quality, weighted average maturity and Treasury yields.

Short-term investments
  The carrying amount approximates fair value because of the short maturity of these instruments.

Mortgage loans
  Mortgage loans in good standing are valued on the basis of discounted cash flow. The interest rate that is assumed is based upon the weighted average term of the mortgage and appropriate spread over Treasuries. Mortgage loans in default totaling $1.0 million and $3.9 million at December 31, 1995 and 1994 are not included in the fair value calculation or carrying amount.

Real estate
  Because real estate purchase leases include renewal options and residual interests in real estate, a fair value was not practicably determinable. All other real estate is excluded from the fair value calculation.

Stocks
  For publicly traded securities, fair value is determined using prices provided by the NAIC. Stocks in affiliates are carried on the equity method and therefore not included as part of the fair value disclosure.


46     LLVL

                          AMERITAS LIFE INSURANCE CORP.
                               PARENT COMPANY ONLY
                          NOTES TO FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993


2. FINANCIAL INSTRUMENTS (continued):
   ----------------------------------
Partnerships
  Fair values for venture capital partnerships are estimated based on values as last reported by the partnership and discounted for their lack of marketability. Real estate partnerships are carried on the equity method and are excluded from the fair value disclosure.

Other assets
  The fair value of these assets approximates book value.

Loans on life insurance policies
    Fair values for policy loans are estimated using a discounted cash flow analysis at interest rates currently offered for similar loans. Policy loans with similar characteristics are aggregated for purposes of the calculations.

Cash
  The carrying amounts reported in the balance sheet equals fair value.

Accrued investment income
  Fair value of accrued investment income equals stated value.

Funds left on deposit
  Funds left on deposit with a fixed maturity are valued at discounted present value using market interest rates. Funds on deposit which do not have fixed maturities are carried at the amount payable on demand at the reporting date.

  Estimated fair values presented below, as of December 31, do not necessarily represent the value for which the financial instrument could have been sold:

                                                                   1995                           1994
                                                        ----------------------------  ----------------------------
                                                          Carrying          Fair         Carrying        Fair
                                                           Amount           Value         Amount         Value
                                                        -------------   ------------  -------------  -------------
                                                                              (000's omitted)
                Financial Assets:
                   Bonds                                $ 1,087,011   $  1,158,742   $   1,063,297   $  1,023,489
                   Short-term investments                    81,902         81,902          35,999         35,999
                   Mortgage loans                           198,788        215,806         192,179        192,294
                   Stocks - other than affiliates            60,764         60,761          46,717         46,462
                   Partnerships - joint ventures             20,755         26,523          19,929         26,971
                   Other assets                               1,626          1,626           2,084          2,084
                   Loans on life insurance policies          66,529         59,027          67,883         51,035
                   Cash                                         361            361           3,142          3,142
                   Accrued investment income                 23,077         23,077          24,192         24,192

                Financial Liabilities:
                   Funds left on deposit                    633,715        636,681         626,877        599,413


                                                                     LLVL     47

                          AMERITAS LIFE INSURANCE CORP.
                               PARENT COMPANY ONLY
                          NOTES TO FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993


3. INVESTMENTS IN BONDS AND STOCKS-OTHER THAN AFFILIATES:
   ------------------------------------------------------

  The table below provides additional information relating to bonds and stocks-other than affiliates held by the general account at December 31, 1995:


                                                                        Gross            Gross
                                       Amortized          Fair        Unrealized      Unrealized       Carrying
                                         Cost             Value         Gains           Losses           Value
                                     -------------   --------------  ------------   --------------   ------------
                                                               (000's omitted)
Bonds:
    U.S. Corporate                  $     684,376    $     732,622  $     50,202   $       1,956    $    684,376
    Mortgage-backed                       244,042          254,727        10,920             235         244,042
    U.S. Treasury securities and
    obligations of U.S. government
    corporations and agencies             142,014          153,608        11,685              91         142,014
    Foreign                                16,579           17,785         1,206              --          16,579
                                     -------------    -------------  ------------   --------------   ------------
         Total Bonds                $   1,087,011    $   1,158,742  $     74,013   $       2,282    $  1,087,011
                                     =============    =============  ============   ==============   ============
Stocks-other than affiliates        $      30,580    $      60,761  $     30,633   $         452    $     60,764
                                     =============    =============  ============   ==============   ============



  The comparative data as of December 31, 1994 was as follows:


                                                                        Gross            Gross
                                       Amortized          Fair        Unrealized      Unrealized       Carrying
                                         Cost             Value         Gains           Losses           Value
                                     -------------   --------------  ------------   --------------   ------------
                                                               (000's omitted)
Bonds:
    U.S.  Corporate                 $     605,096    $     584,873    $   9,827    $      30,050    $    605,096
    Mortgage-backed                       249,851          235,935        3,029           16,945         249,851
    U.S. Treasury securities and
    obligations of U.S. government
    corporations and agencies             146,610          144,592        4,979            6,997         146,610
    States and political subdivisions          80               79           --                1              80
    Foreign                                61,660           58,010          302            3,952          61,660
                                     -------------    -------------   -----------    --------------   ------------
         Total Bonds                $   1,063,297    $   1,023,489   $   18,137   $       57,945     $ 1,063,297
                                     =============    =============   ===========    ==============   ============
Stocks-other than affiliates        $      29,599    $      46,462   $   18,924   $        2,061     $    46,717
                                     =============    =============   ===========    ==============   ============



  The carrying value and fair value of bonds at December 31, 1995 by contractual maturity are shown below. Maturity is determined based on call date, if any. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                                                         Fair              Carrying
                                                                         Value               Value
                                                                    --------------       -------------
                                                                             (000's omitted)
          Due in one year or less                                  $       72,906       $      71,107
          Due after one year through five years                           260,469             244,025
          Due after five years through ten years                          492,052             460,048
          Due after ten years                                              78,588              67,789
          Mortgage-backed securities                                      254,727             244,042
                                                                    --------------        -------------
                           Total Bonds                             $    1,158,742       $   1,087,011
                                                                    ==============        =============


48     LLVL

                          AMERITAS LIFE INSURANCE CORP.
                               PARENT COMPANY ONLY
                          NOTES TO FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993


3. INVESTMENTS IN BONDS AND STOCKS-OTHER THAN AFFILIATES(continued):
   -----------------------------------------------------------------

  Bonds not due at a single maturity date have been included in the above table in the year of final maturity.

  Sales of bond investments in 1995 and 1993 resulted in proceeds of $2.9 million and $7.4 million. There were no sales of investments in bonds in 1994. Gross gains/(losses) of ($.1) million and $.6 million were realized on those sales in 1995 and 1993.

4. RESERVE FOR UNPAID CLAIMS:
   --------------------------

    Activity in the accident and health reserve for unpaid claims and claim adjustment expense is summarized as follows:


                                                                                Years Ended December 31,
                                                                       ------------------------------------------
                                                                          1995            1994           1993
                                                                       ------------   ------------   ------------
                                                                                   (000's omitted)

            Balance January 1,                                        $     14,250   $    14,510    $     13,128
            Reinsurance reserves (net)                                         (86)          (10)             10
            Incurred related to:
                     Current year                                          113,896       114,292         109,888
                     Prior year                                             (1,725)         (805)         (1,213)
                                                                       ------------   -----------    ------------
                        Total incurred                                     112,171       113,487         108,675
                                                                       ------------   -----------    ------------

            Paid related to:
                     Current year                                          100,378       100,474          95,822
                     Prior year                                             12,017        13,349          11,491
                                                                       ------------   -----------    ------------
                        Total paid                                         112,395       113,823         107,313
                                                                       ------------   -----------    ------------

            Balance December 31,                                            13,940        14,164          14,500
            Reinsurance reserves (net)                                         (40)           86              10
            Life and Annuity reserves                                        3,207         3,201           2,822
                                                                       ------------   -----------    ------------
            Total Reserves for Unpaid Claims                          $     17,107   $    17,451    $     17,332
                                                                       ============   ===========    ============



5. FEDERAL INCOME TAXES:
   ---------------------

  The provision for federal income taxes is based on the current law which requires companies to defer policy acquisition costs and amortize those costs in future periods. A second requirement effectively taxes surplus as defined under the law. As a result of the deferred acquisition costs and "surplus tax" requirements the provision for federal income taxes exceeds the statutory corporate rate.

  The tax returns for the years through 1990 have been examined and settled.

  The Company provides deferred taxes for temporary differences resulting from certain transactions, including those related to investments in tax benefit leases, unrealized gains and losses and other investment transactions.

6. REINSURANCE:
   ------------

  In the ordinary course of business, the Company assumes and cedes reinsurance with other insurers and reinsurers. These arrangements provide greater diversification of business and limit the maximum net loss potential on large risks.

                                                                     LLVL     49

                          AMERITAS LIFE INSURANCE CORP.
                               PARENT COMPANY ONLY
                          NOTES TO FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993


6. REINSURANCE(continued):
   -----------------------

  Following is a summary of the transactions through reinsurance operations:


                                                                            1995           1994             1993
                                                                       -------------  --------------   --------------
                                                                                      (000's omitted)
                        Premiums:
                          Assumed                                     $       7,514  $      2,790     $     1,823
                          Ceded                                               8,804         5,834           5,157
                        Claims:
                          Assumed                                             3,279         2,174             784
                          Ceded                                               9,890         2,516          15,859
                        Reserves:
                          Assumed                                             1,455         1,028             698
                          Ceded                                               6,461         7,345           6,609


  The Company remains contingently liable in the event that a reinsurer is unable to meet the obligations ceded under the reinsurance agreement. The amounts related to reinsurance assumed are primarily with a related party.

7. EMPLOYEE AND AGENT BENEFIT PLANS:
   ---------------------------------

  The Company's non-contributory defined benefit pension plan covers substantially all full-time employees. Pension costs include current service costs, which are accrued and funded on a current basis, and past service costs, which are amortized over the average remaining service life of all employees on the adoption date. The assets of this plan are not segregated.

  Following is a summary of plan benefit and asset information using a December 31st valuation date:

                                                                            1995         1994
                                                                         ----------   -----------
                                                                             (000's omitted)
                        Actuarial present value of
                          accumulated plan benefits:
                                Vested                                  $    18,371  $     18,208
                                Non-Vested                                      320           366
                                                                         ----------   -----------
                                                                        $    18,691  $     18,574
                                                                          =========    ==========
                        Net assets available for benefits               $    25,462  $     23,173
                                                                          =========    ==========


  The Company has generally funded annually the maximum allowed under IRS regulations. The Company made contributions totaling $ 1.5 million in both 1995 and 1994 and $1.6 million in 1993.

  The Company's employees and agents also participate in defined contribution plans that cover substantially all full-time employees and agents. Total Company contributions were $.8 million in 1995, 1994 and 1993.

In addition to pension benefits the Company provides certain health care benefits ("postretirement benefits") to retired employees. These benefits are a specified percentage of premium until age 65 and a flat dollar amount thereafter. Employees become eligible for these benefits upon the attainment of age 55, 15 years of service and participation in the Company medical plan for the immediately preceding 5 years.

The Company accounts for the costs of its postretirement benefits as required by the National Association of Insurance Commissioners (NAIC). The Company has adopted a 401(h) plan to fund its postretirement benefit obligation. Funding of $.3 million, $.4 million and $.1 million was made in 1995, 1994 and 1993.

50     LLVL

                          AMERITAS LIFE INSURANCE CORP.
                               PARENT COMPANY ONLY
                          NOTES TO FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993


7. EMPLOYEE AND AGENT BENEFIT PLANS (continued):
   ---------------------------------------------

The status of the plan is as follows:

Accumulated postretirement benefit obligation:

                                                                            1995          1994
                                                                         -----------  ------------
                                                                            (000's omitted)
                        Retirees                                        $     2,634  $     3,012
                        Fully eligible active plan participants                 312          259
                        Unrecognized net gain/(loss)                            351          (60)
                                                                         -----------  ------------
                                                                              3,297         3,211
                        Fair value of plan assets                               755           442
                                                                         -----------  ------------
                                                                        $     2,542  $      2,769
                                                                          ==========  ============

The estimated accumulated postretirement benefit for non-eligible active plan participants are $1.7 million, $1.6 million and $1.5 million as of December 31, 1995, 1994 and 1993, respectively.

Postretirement benefit cost for the year ended December 31, consisted of the following components:


                                                                     1995         1994         1993
                                                                  ----------  ------------  ----------
                                                                           (000's omitted)
                   Service costs                                 $       33  $        62  $        66
                   Interest cost on accumulated postretirement
                       benefit obligation                               202          220          253
                   Expected return on assets                            (38)          (3)          --
                                                                  ----------  ------------  ----------
                                                                 $      197  $       279   $      319
                                                                  ==========  ============  ==========


The assumed health care cost trend line rate used in measuring the accumulated postretirement benefit obligation, for pre-65 employees, was 9.5% in 1995 decreasing linearly each successive year until it reaches 5.5% in 1999, after which it remains constant. A one-percentage point increase in the assumed health care cost trend rate for each year would increase the accumulated postretirement health care cost by approximately 0.6%. The assumed discount rate used in determing the accumulated postretirement benefit obligation was 7.5%.

8. COMMITMENTS:
   ------------

  Investment: As of December 31, 1995, commitments were outstanding for investments to be made in 1996 and after, totaling approximately $11 million. Securities commitments represented $1 million, and mortgage loan and real estate commitments approximated $10 million. These commitments have been made in the normal course of investment operations.
  State life and health guaranty funds: As a condition of doing business, all states and jurisdictions have adopted laws requiring membership in life and health insurance guaranty funds. Member companies are subject to assessments each year based on life, health or annuity premiums collected in the state. In some states these assessments may be applied against premium taxes. The Company has estimated its costs related to past insolvencies and has provided a reserve included in other liabilities of $2.0 million and $1.6 million as of December 31, 1995 and 1994, respectively.

                                                                     LLVL     51

                         AMERITAS LIFE INSURANCE CORP.
                               PARENT COMPANY ONLY
                                 BALANCE SHEETS
                                 (in thousands)

                                   (UNAUDITED)
                                                                September 30,
ASSETS                                                              1996
                                                              ------------------
Investments:
         Bonds                                              $         1,103,363
         Short-term investments                                          58,641
         Mortgage loans                                                 223,602
         Real estate                                                     39,621
         Stock - other than affiliates                                   73,661
               - affiliates                                              38,376
         Partnerships - real estate                                      21,561
                      - joint venture                                    21,425
         Other investments                                                  730
                                                              ------------------
                                                                      1,580,980
         Loans on life insurance policies                                64,841
                                                              ------------------
                          Total investments                           1,645,821

Cash                                                                     (2,264)
Accrued investment income                                                22,874
Other current accounts receivable                                         3,928
Deferred and uncollected premiums                                         8,852
Data processing and other admitted assets                                 1,103
Separate Accounts                                                        78,883
                                                              ------------------
                                                            $         1,759,197
                                                              ==================



LIABILITIES AND POLICYOWNERS' CONTINGENCY RESERVES
Policy reserves                                             $           676,236
Funds left on deposit                                                   605,787
Reserves for unpaid claims                                               14,197
Dividends payable to policyowners in following year                      10,549
Interest maintenance reserve                                             11,691
Postretirement benefit obligation                                         2,631
Accrued taxes
         Federal income - current                                        16,874
                        - deferred                                       22,193
         Other                                                              871
Other liabilities                                                        26,352
Asset valuation reserve                                                  44,625
Separate Accounts                                                        78,883
                                                              ------------------
                                                                      1,510,889
                                                              ------------------

Policyowners' contingency reserves                                      248,308
                                                              ------------------

                                                            $         1,759,197
                                                              ==================






The accompanying notes to financial statements are an integral part of these statements.

52      LLVL

                         AMERITAS LIFE INSURANCE CORP.
                               PARENT COMPANY ONLY
                            STATEMENTS OF OPERATIONS
                     AND POLICYOWNERS' CONTINGENCY RESERVES
                                 (in thousands)

                                   (UNAUDITED)

                                                                         Nine Months Ended
                                                                           September 30,
                                                                 ---------------------------------
                                                                      1996             1995
                                                                 ---------------- ----------------
INCOME:
Premiums from policyowners for life insurance, health
         insurance and annuities                               $         165,494  $       171,263
Deposit administration funds, dividend accumulations
         and other funds left on deposit                                  74,357           74,370
Other income                                                              12,917            5,945
Net investment income                                                     94,257           88,603
                                                                 ---------------- ----------------
                         Total income                                    347,025          340,181
                                                                 ---------------- ----------------


DEDUCTIONS:
Benefits to policyowners and beneficiaries                               244,041          225,089
Additions to policy reserves and deposit funds                             1,272           27,251
Commissions                                                               10,901           10,598
Cost of insurance operations                                              38,112           32,414
Taxes, licenses and fees                                                   4,955            5,259
                                                                 ---------------- ----------------
                         Total deductions                                299,281          300,611
                                                                 ---------------- ----------------

Income before dividends, income taxes, and realized gains                 47,744           39,570

Dividends appropriated for policyowners                                    7,897            7,783
                                                                 ---------------- ----------------
Income before income taxes and realized gains                             39,847           31,787

Provision for federal income taxes                                        15,900           13,305
                                                                 ---------------- ----------------
Net income from operations                                                23,947           18,482

Realized gains on investments, net of tax of $6,693 and $2,580 and transfers to the interest maintenance reserve of
         $513 and $1,642 in 1996 and 1995, respectively                    6,180              938
                                                                 ---------------- ----------------

Net income transferred to policyowners' contingency reserves              30,127           19,420

Change in net unrealized gains on investments                             22,736            7,100
Transfers (to)/from asset valuation reserve                               (7,514)          (5,628)
Other - net                                                               (1,708)             713
                                                                 ---------------- ----------------
         Net change in Policyowners' contingency reserves                 43,641           21,605

Policyowners' contingency reserves at beginning of period                204,667          170,921
                                                                 ---------------- ----------------

Policyowners' contingency reserves at end of period            $         248,308  $       192,526
                                                                 ================ ================







The accompanying notes to financial statements are an integral part of these statements.

                                                                     LLVL     53

                         AMERITAS LIFE INSURANCE CORP.
                               PARENT COMPANY ONLY
                            STATEMENTS OF CASH FLOWS
                                 (in thousands)

                                   (UNAUDITED)

                                                                         Nine Months Ended
                                                                           September 30,
                                                                ---------------------------------
                                                                     1996             1995
                                                                ---------------- ----------------
OPERATING ACTIVITIES
Premium and deposit income                                    $         240,793  $       245,108
Investment income received, net                                          93,581           89,488
Benefits to policyowners and beneficiaries                             (137,898)        (138,656)
Transfer to Separate Accounts                                           (21,761)          (7,609)
Withdrawals of deposit administration funds                            (108,842)         (92,320)
Expenses and taxes, other than federal income tax                       (53,900)         (47,849)
Dividends paid to policyowners                                           (7,895)          (7,946)
Federal income tax paid                                                 (14,272)          (9,428)
Net decrease in loans on life insurance policies                          1,691              766
Other operating income and disbursements, net                            10,955            3,283
                                                                ---------------- ----------------

                   Net cash flow from operating activities                2,452           34,837
                                                                ---------------- ----------------

INVESTING ACTIVITIES
Proceeds from long-term investments sold, matured or repaid             161,056          126,971
Cost of long-term investments acquired                                 (189,394)        (135,946)
                                                                ---------------- ----------------

                   Net cash flow used in investing activities           (28,338)          (8,975)
                                                                ---------------- ----------------


Net cash flow                                                           (25,886)          25,862

Cash and short-term investments at beginning of period                   82,263           39,141
                                                                ---------------- ----------------

Cash and short-term investments at end of period              $          56,377  $        65,003
                                                                ================ ================








The accompanying notes to financial statements are an integral part of these statements.

54     LLVL

                         AMERITAS LIFE INSURANCE CORP.
                               PARENT COMPANY ONLY
                          NOTES TO FINANCIAL STATEMENTS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996

                                   (UNAUDITED)



A. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

  Ameritas Life Insurance Corp. is a mutual life insurance company chartered by the State of Nebraska. Its operations consist of life and health insurance and annuity and pension contracts. Wholly-owned insurance subsidiaries include First Ameritas Life Insurance Corp. of New York, Pathmark Assurance Company, and Bankers Life Nebraska Company, a holding company, which owns 100% of Ameritas Bankers Assurance Company. In addition to the insurance subsidiaries the Company conducts other diversified financial service-related operations through the following wholly-owned subsidiaries: Veritas Corp. (a marketing organization for low-load insurance products); Ameritas Investment Advisors, Inc. (and advisor providing investment management services to the Company and other insurance companies); and Ameritas Managed Dental Plan, Inc. (a prepaid dental organization). In April, 1996 the Company, as part of a joint venture agreement contributed its 100% ownership of Ameritas Variable Life Insurance Company and Ameritas Investment Corp. (a broker/dealer), to a newly formed holding company, AMAL Corporation. The Company owns 66% of AMAL Corporation.

  The accompanying financial statements have been prepared in accordance with life insurance accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska. While appropriate for mutual life insurance companies, such accounting practices differ in certain respects from generally accepted accounting principles followed by other business enterprises. The
Financial Accounting Standards Board (FASB) has undertaken consideration of changing those methods constituting generally accepted accounting principles applicable to mutual life insurance companies. In accordance with pronouncements issued by the FASB in 1993 and 1994, financial statements prepared on the basis of statutory accounting practices can no longer be described as prepared in conformity with generally accepted accounting principles for fiscal years beginning after December 15, 1995.

  The Company is permitted by the Insurance Department of the State of Nebraska to establish a deferred income tax liability to account for future taxes expected to be paid although such a liability is not required (see Note 5, Federal Income Taxes in annual audited statement).

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


B. BASIS OF PRESENTATION OF UNAUDITED INTERIM FINANCIAL STATEMENTS:

  Management believes that all adjustments, consisting of only normal recurring accruals, considered necessary for a fair presentation of the unaudited interim financial statements have been included. The results of operations for any interim period are not necessarily indicative of results for the full year. The unaudited interim financial statements should be read in conjunction with the audited financial statements and notes thereto for the years ended December 31, 1995, 1994 and 1993.

                                                                     LLVL     55

APPENDIX A

ILLUSTRATIONS OF DEATH BENEFITS AND NET CASH SURRENDER VALUES

The following tables illustrate how the Net Cash Surrender Values and Death Benefits of a Policy may change with the investment experience of the Fund. The tables show how the Net Cash Surrender Values and Death Benefits of a Policy issued to an Insured of a given age and specified underwriting risk classification who pays the given premium at issue would vary over time if the investment return on the assets held in each portfolio of the Funds were a uniform, gross, after-tax annual rate of 0%, 6%, or 12%. The tables on pages 57 through 60 illustrate a Policy issued to a male, age 45, under a Preferred rate non-smoker underwriting risk classification. This policy provides for a standard smoker and non-smoker, and preferred non-smoker classification and different rates for certain Specified Amounts. The Net Cash Surrender Values and Death Benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual policy years, or if the Insured were assigned to a different underwriting risk classification.

The second column of the tables shows the accumulated value of the premiums paid at 5%. The following columns show the Net Cash Surrender Values and the Death Benefits for uniform hypothetical rates of return shown in these tables. The tables on pages 57 and 59 are based on the current cost of insurance rates, current expense deductions and the current percent of premium loads. These reflect the basis on which ALIC currently sells its Policies. The maximum cost of insurance rates allowable under the Policy are based upon the 1980 Commissioner's Standard Ordinary Smoker and Non-Smoker, Male and Female Mortality Tables. ALIC anticipates reflecting future improvements in actual mortality experience through adjustments in the current cost of insurance rates actually applied. ALIC also anticipates reflecting any future improvements in expenses incurred by applying lower percent of premiums of loads and other expense deductions. The death benefits and cash values shown in the tables on pages 58 and 60 are based on the assumption that the maximum allowable cost of insurance rates as described above ("guaranteed cost") and maximum allowable expense deductions are made throughout the life of the Policy.

The amounts shown for the Net Cash Surrender Values and Death Benefits reflect the fact that the net investment return of the Subaccounts is lower than the gross, after-tax return of the assets held in the Funds as a result of expenses paid by the Fund and charges levied against the Subaccounts. The values shown take into account an average of the daily investment advisory and management fee paid by each portfolio available for investment (the equivalent to an annual rate of .44% of the aggregate average daily net assets of the Fund), the expenses incurred by the Fund (.09%), and the daily charge by ALIC to each Subaccount for assuming mortality and expense risks (which is equivalent to a charge at an annual rate of 0.75% on pages 57 and 59 and at an annual rate of
 .90%  on page 58 and 60 of the  average  net  assets  of the  Subaccounts).  The
Advisers Management Trust has agreed to reimburse each Neuberger & Berman Portfolio for its operating expenses and its pro rata share of its corresponding series' operating expenses, excluding the compensation of Neuberger & Berman Management, taxes, interest, extraordinary expenses, brokerage commissions, and transaction costs that exceed 1% of the portfolio's average daily net asset value. This agreement is expected to continue in future years. The illustrated gross annual investment rates of return of 0%, 6%, and 12% were computed after deducting these amounts and correspond to approximate net annual rates of -1.28%, 4.72% and 10.72% on pages 57 and 59 and -1.43%, 4.57% and 10.57%
respectively, on pages 58 and 60.

The hypothetical values shown in the tables do not reflect any additional charges for Federal Income tax burden attributable to the Account, since ALIC is not currently making such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return would have to exceed 0 percent, 6 percent, or 12 percent by an amount sufficient to cover the tax charges in order to produce the Death Benefits and values illustrated. (See Federal Tax Matters, page 28).

The tables illustrate the policy values that would result based upon the hypothetical investment rates of return if premiums are paid as indicated, if all net premiums are allocated to the Account, and if no policy loans have been made. The tables are also based on the assumptions that the policyowner has not requested an increase or decrease in the initial Specified Amount, that no Partial Withdrawals have been made, and that no more than fifteen transfers have been made in any policy year so that no transfer charges have been incurred. Illustrated values would be different if the proposed Insured were female, a smoker, in substandard risk classification, or were another age, or if a higher or lower premium was illustrated.

Upon request, ALIC will provide comparable illustration based upon the proposed Insured's age, sex and underwriting classification, the Specified Amount, the Death Benefit option, and Planned Periodic Premium schedule requested, and any available riders requested. In addition, upon client request, illustrations may be furnished reflecting allocation of premiums to specified Subaccounts. Such illustrations will reflect the expenses of the portfolio in which the Subaccount invests.

56     LLVL

Illustration of Policy Values
Ameritas Life Insurance Corp.

                                                       ENDOWMENT AT AGE 100

Male Issue Age:  45                                          Non-Smoker                               Preferred Underwriting Class

                                             PLANNED PERIODIC ANNUAL PREMIUM: $4,800
                                                INITIAL SPECIFIED AMOUNT: $250,000
                                                     DEATH BENEFIT OPTION: A

                                        USING CURRENT SCHEDULE OF COST OF INSURANCE RATES

                                      0% Hypothetical Gross              6% Hypothetical Gross           12% Hypothetical Gross
                                    Annual Investment Return           Annual Investment Return         Annual Investment Return
                                          (-1.28% net)                       (4.72% net)                       (10.72% net)
                                --------------------------------------------------------------------------------------------------
                   Accumulated
     End Of        Premiums At      Net Cash                         Net Cash                          Net Cash
     Policy        5% Interest      Surrender         Death          Surrender         Death           Surrender        Death
      Year          Per Year          Value          Benefit           Value          Benefit            Value         Benefit
        1              5040            4164          250000             4429          250000              4694          250000
        2             10332            8238          250000             9029          250000              9853          250000
        3             15888           12167          250000            13753          250000             15470          250000
        4             21723           15973          250000            18627          250000             21618          250000
        5             27849           19662          250000            23665          250000             28361          250000
        6             34281           23244          250000            28884          250000             35777          250000
        7             41035           26721          250000            34296          250000             43943          250000
        8             48127           30147          250000            39966          250000             52998          250000
        9             55573           33528          250000            45910          250000             63046          250000
       10             63392           36866          250000            52146          250000             74200          250000

       15            108755           52491          250000            87862          250000            151123          250000
       20            166652           64298          250000           131180          250000            279764          341312

      Ages
       70            240544           70584          250000           184838          250000            491102          569679
       75            334851           68511          250000           254953          272800            838454          897146
       80            455214           52034          250000           344234          361446           1413166         1483824
       85            608830            3463          250000           452746          475383           2345353         2462620


1) Assumes  an  annual $4800 premium  is  paid at the beginning of each policy year.  Values  would be different if premiums  with a different frequency or in different amounts.

2) Assumes  that no  policy  loan has been  made.  Excessive  loans or Partial Withdrawals may cause this policy to lapse because of insufficient cash value.

THE  HYPOTHETICAL  INVESTMENT  RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE
DEEMED A  REPRESENTATION  OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE  SHOWN
AND WILL DEPEND ON A NUMBER OF  FACTORS,  INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES AND RATES
OF INFLATION.  THE DEATH  BENEFIT  AND CASH VALUE FOR A CONTRACT  WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL  RATES OF RETURN
AVERAGED 0%, 6%, AND 12% OVER A PERIOD  OF  YEARS,  BUT  ALSO  FLUCTUATED  ABOVE OR BELOW  THOSE  AVERAGES  FOR INDIVIDUAL CONTRACT
YEARS. NO  REPRESENTATIONS  CAN BE MADE BY ALIC OR THE FUND THAT  THESE HYPOTHETICAL  RATES OF RETURN CAN BE  ACHIEVED  FOR ANY ONE
YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                                                     LLVL     57

Illustration of Policy Values
Ameritas Life Insurance Corp.

                                                       ENDOWMENT AT AGE 100

Male Issue Age:  45                                          Non-Smoker                               Preferred Underwriting Class

                                             PLANNED PERIODIC ANNUAL PREMIUM: $4,800
                                                INITIAL SPECIFIED AMOUNT: $250,000
                                                     DEATH BENEFIT OPTION: A

                                   USING MAXIMUM GUARANTEED SCHEDULE OF COST OF INSURANCE RATES

                                      0% Hypothetical Gross            6% Hypothetical Gross            12% Hypothetical Gross
                                    Annual Investment Return         Annual Investment Return          Annual Investment Return
                                         (-1.43% net)                      (4.57% net)                       (10.57% net)
                                 --------------------------------------------------------------------------------------------------

                   Accumulated
     End Of        Premiums At      Net Cash                         Net Cash                          Net Cash
     Policy        5% Interest      Surrender         Death          Surrender         Death           Surrender        Death
      Year          Per Year          Value          Benefit           Value          Benefit            Value         Benefit
        1              5040            4164          250000             4429          250000              4694          250000
        2             10332            7633          250000             8404          250000              9207          250000
        3             15888           10997          250000            12505          250000             14144          250000
        4             21723           14253          250000            16737          250000             19548          250000
        5             27849           17396          250000            21099          250000             25465          250000
        6             34281           20423          250000            25596          250000             31951          250000
        7             41035           23324          250000            30222          250000             39060          250000
        8             48127           26086          250000            34973          250000             46852          250000
        9             55573           28700          250000            39848          250000             55401          250000
       10             63392           31151          250000            44840          250000             64782          250000

       15            108755           40584          250000            71545          250000            128085          250000
       20            166652           43675          250000           101041          250000            234535          286132

      Ages
       70            240544           35987          250000           133067          250000            408713          474107
       75            334851            8148          250000           168939          250000            690287          738607
       80            455214               0*              0*          214285          250000           1150671         1208205
       85            608830               0*              0*          283357          297525           1878747         1972684


* In the absence of an additional premium, the Policy would lapse.

1) Assumes an annual $4800 premium  is  paid at  the  beginning of each policy year. Values  would  be different if premiums  with a different frequency or in different amounts.

2) Assumes  that no  policy  loan has been  made.  Excessive  loans or Partial Withdrawals may cause this policy to lapse because of insufficient cash value.

THE  HYPOTHETICAL  INVESTMENT  RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE
DEEMED A  REPRESENTATION  OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE  SHOWN
AND WILL  DEPEND ON A NUMBER OF  FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES AND RATES
OF INFLATION.  THE DEATH  BENEFIT AND CASH VALUE FOR A CONTRACT  WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL  RATES OF  RETURN
AVERAGED 0%, 6%, AND 12% OVER A PERIOD  OF  YEARS,  BUT  ALSO  FLUCTUATED  ABOVE OR BELOW  THOSE  AVERAGES  FOR INDIVIDUAL CONTRACT
YEARS. NO  REPRESENTATIONS  CAN BE MADE BY ALIC OR THE FUND THAT  THESE HYPOTHETICAL  RATES OF RETURN CAN BE  ACHIEVED  FOR ANY ONE
YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

58     LLVL

Illustration of Policy Values
Ameritas Life Insurance Corp.

                                                       ENDOWMENT AT AGE 100

Male Issue Age:  45                                          Non-Smoker                               Preferred Underwriting Class

                                             PLANNED PERIODIC ANNUAL PREMIUM: $14,500
                                                INITIAL SPECIFIED AMOUNT: $250,000
                                                     DEATH BENEFIT OPTION: B

                                        USING CURRENT SCHEDULE OF COST OF INSURANCE RATES

                                      0% Hypothetical Gross              6% Hypothetical Gross           12% Hypothetical Gross
                                    Annual Investment Return           Annual Investment Return         Annual Investment Return
                                          (-1.28% net)                       (4.72% net)                       (10.72% net)
                                 --------------------------------------------------------------------------------------------------

                   Accumulated
     End Of        Premiums At      Net Cash                         Net Cash                          Net Cash
     Policy        5% Interest      Surrender         Death          Surrender         Death           Surrender        Death
      Year          Per Year          Value          Benefit           Value          Benefit            Value         Benefit
        1             15225           13399          263399            14225          264225             15052          265052
        2             31211           26582          276582            29075          279075             31669          281669
        3             47996           39491          289491            44519          294519             49956          299956
        4             65621           52150          302150            60602          310602             70112          320112
        5             84127           64561          314561            77358          327358             92340          342340
        6            103559           76738          326738            94825          344825            116869          366869
        7            123962           88680          338680           113036          363036            143943          393943
        8            145385          100449          350449           132086          382086            173899          423899
        9            167879          112053          362053           152019          402019            207051          457051
       10            191498          123493          373493           172879          422879            243741          493741

       15            328533          177786          427786           292094          542094            494451          744451
       20            503429          224545          474545           437515          687515            906278         1156278

      Ages
       70            726645          261273          511273           612497          862497           1582248         1835407
       75           1011531          284305          534305           819829         1069829           2692190         2942190
       80           1375126          287795          537795          1060328         1310328           4516811         4766811
       85           1839176          259757          509757          1327817         1577817           7491322         7865888


1) Assumes an annual  $14,500  premium is paid at the  beginning  of each policy year.  Values would be different if premiums with a different  frequency or in different amounts.

2) Assumes  that no  policy  loan has been  made.  Excessive  loans or Partial Withdrawals may cause this policy to lapse because of insufficient cash value.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE  ILLUSTRATIVE  ONLY  AND  SHOULD NOT BE
DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN.  ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN  THOSE  SHOWN
AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT  ALLOCATIONS MADE BY AN  OWNER, PREVAILING INTEREST RATES AND RATES
OF INFLATION.   THE DEATH BENEFIT AND CASH  VALUE FOR A CONTRACT  WOULD BE DIFFERENT FROM THOSE  SHOWN IF THE ACTUAL RATES OF RETURN
AVERAGED 0%, 6%, AND 12%  OVER  A  PERIOD  OF  YEARS, BUT ALSO FLUCTUATED  ABOVE OR  BELOW  THOSE  AVERAGES FOR INDIVIDUAL  CONTRACT
YEARS.  NO REPRESENTATIONS  CAN BE  MADE BY ALIC  OR  THE FUND THAT THESE HYPOTHETICAL  RATES OF  RETURN CAN BE ACHIEVED FOR ANY ONE
YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                                                     LLVL     59

Illustration of Policy Values
Ameritas Life Insurance Corp.

                                                       ENDOWMENT AT AGE 100

Male Issue Age:  45                                         Non-Smoker                                Preferred Underwriting Class

                                             PLANNED PERIODIC ANNUAL PREMIUM: $14,500
                                                INITIAL SPECIFIED AMOUNT: $250,000
                                                     DEATH BENEFIT OPTION: B

                             USING MAXIMUM GUARANTEED SCHEDULE OF COST OF INSURANCE RATES

                                 0% Hypothetical Gross          6% Hypothetical Gross        12% Hypothetical Gross
                                Annual Investment Return      Annual Investment Return      Annual Investment Return
                                      (-1.43% net)                   (4.57% net)                  (10.57% net)
                              -------------------------------------------------------------------------------------------

                 Accumulated
    End Of       Premiums At    Net Cash                     Net Cash                      Net Cash
    Policy       5% Interest    Surrender       Death        Surrender       Death         Surrender        Death
     Year         Per Year        Value        Benefit         Value        Benefit          Value         Benefit
       1            15225         13399        263399          14225         264225          15052         265052
       2            31211         25791        275791          28253         278253          30815         280815
       3            47996         37934        287934          42847         292847          48167         298167
       4            65621         49826        299826          58030         308030          67273         317273
       5            84127         61462        311462          73817         323817          88306         338306
       6           103559         72841        322841          90231         340231         111466         361466
       7           123962         83948        333948         107284         357284         136958         386958
       8           145385         94771        344771         124986         374986         165011         415011
       9           167879        105298        355298         143352         393352         195880         445880
      10           191498        115512        365512         162390         412390         229839         479839

      15           328533        161432        411432         268115         518115         457991         707991
      20           503429        196875        446875         391966         641966         825540        1075540

     Ages
      70           726645        217326        467326         532465         782465        1416679        1666679
      75          1011531        215770        465770         684667         934667        2367394        2617394
      80          1375126        179746        429746         835451        1085451        3895110        4145110
      85          1839176         95896        345896         966775        1216775        6343244        6660407


1) Assumes an annual  $14,500  premium is paid at the  beginning  of each policy year.  Values would be different if premiums with a different  frequency or in different amounts.

2) Assumes  that no  policy  loan has been  made.  Excessive  loans or Partial Withdrawals may cause this policy to lapse because of insufficient cash value.

THE  HYPOTHETICAL  INVESTMENT  RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE
DEEMED A  REPRESENTATION  OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE  SHOWN
AND WILL DEPEND ON A NUMBER OF  FACTORS,  INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES AND RATES
OF INFLATION.  THE DEATH  BENEFIT AND CASH VALUE FOR A CONTRACT  WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL  RATES  OF RETURN
AVERAGED 0%, 6%, AND 12% OVER A PERIOD  OF  YEARS,  BUT  ALSO  FLUCTUATED  ABOVE OR BELOW  THOSE  AVERAGES  FOR INDIVIDUAL  CONTRACT
YEARS. NO  REPRESENTATIONS  CAN BE MADE BY ALIC OR THE FUND THAT  THESE HYPOTHETICAL  RATES OF  RETURN CAN BE  ACHIEVED  FOR ANY ONE
YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

60     LLVL

APPENDIX B

LONG TERM MARKET TRENDS

The information below covering the period of 1926-1995 is an examination of the basic relationship between risk and return among the different asset classes, and between nominal and real (inflation adjusted) returns. The information is provided because the Policyowners have varied investment portfolios available which have different investment objectives and policies. The chart generally demonstrates how different classes of investments have performed during the period. The study of asset returns provides a period long enough to include most of the major types of events that investors have experienced in the past. This is a historical record and is not intended as a projection of future performance.

The graph depicts the growth of a dollar invested in common stocks, small company stocks, long-term government bonds, Treasury bills, and a hypothetical asset returning the inflation rate over the period from the end of 1925 to the end of 1995. All results assume reinvestment of dividends on stocks or coupons on bonds and no taxes. Transaction costs are not included, except in the small stock index starting in 1982. Charges associated with a variable insurance policy are not reflected in the chart.

Each of the cumulative index values is initiated at $1.00 at year-end 1925. The graph illustrates that common stocks and small stocks gained the most over the entire 70-year period: investments of one dollar would have grown to $1,113.92 and $3,822.40 respectively, by year-end 1995. This growth, however, was earned by taking substantial risk. In contrast, long-term government bonds (with an approximate 20-year maturity), which exposed the holder to less risk, grew to only $34.04. Note that the return and principal value of an investment in stocks will fluctuate with changes in market conditions. Prices of small company stocks are generally more volatile than those of large company stocks. Government bonds and Treasury Bills are guaranteed by the U.S. Government and, if held to maturity, offer a fixed rate of return and a fixed principal value.

The lowest risk strategy over the past 70 years was to buy U.S.  Treasury bills.
Since   Treasury   bills  tended  to  track   inflation,   the  resulting   real
(inflation-adjusted) returns were near zero for the entire 1926-1995 period.



(Omitted graph illustrates long term market trends as described in the narrative above).










                      Year End 1925 = $1.00
                      Source: Stocks, Bonds, Bills, and Inflation 1996 Yearbook
                     (C)Ibbotson Associates, Chicago. All Rights Reserved.

                                                                     LLVL     61

APPENDIX C

STANDARD & POOR'S 500

The Standard and Poor's (S & P 500) is a weighted index of 500 widely held stocks: 400 Industrials, 40 Financial Company Stocks, 40 Public Utilities, and 20 Transportation stocks, most of which are traded on the New York Stock Exchange. This information is provided because the Policyowners have varied investment options available. The investment options, except the Fixed Account and the Money Market Account, involve investments in the stock market. The S & P 500 is generally regarded as an accurate composite of the overall stock market.

PERCENT CHANGE OF TOTAL RETURN
STANDARD & POOR'S 500 INDEX

                           %
             Year        Change
----------------------------------
 1           1971        14.56              (Omitted graph depicts the activity
 2           1972        18.90               of the S&P 500 Index for the years
 3           1973       -14.77               1970-1995).
 4           1974       -26.39
 5           1975        37.16
 6           1976        23.57
 7           1977        -7.42
 8           1978         6.38
 9           1979        18.20
10           1980        32.27
11           1981        -5.01
12           1982        21.44
13           1983        22.38
14           1984         6.10
15           1985        31.57
16           1986        18.56
17           1987         5.10
18           1988        16.61
19           1989        31.69
20           1990        -3.14
21           1991        30.45
22           1992         7.61
23           1993        10.08
24           1994         1.32
25           1995        37.58

THE CHART ASSUMES THE RETURN EXPERIENCED BY THE STANDARD & POOR'S 500 INDEX FOR THE LAST 25 YEARS. FUTURE RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE INFORMATION IN THE CHART IS NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE.

INDEX PERFORMANCE IS NOT ILLUSTRATIVE OF POLICY SUBACCOUNT PERFORMANCE, AND INVESTMENTS ARE NOT MADE IN THE INDEX.

62     LLVL